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                         NORCEN ENERGY RESOURCES LIMITED

                                       And

                        MONTREAL TRUST COMPANY OF CANADA

                                     Trustee

                                 Trust Indenture

                             Dated as of May 7, 1996

                           providing for the issue of

                                 Debt Securities

                          in unlimited principal amount

                                 Trust Indenture

                                   May 7, 1996

Between

                  NORCEN ENERGY RESOURCES LIMITED, a corporation incorporated under the laws of Canada, and having its registered office at the City of Calgary in the Province of Alberta, Canada (the "Corporation"),

                                                             OF THE FIRST PART

                                       and

                  MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada and duly authorized to carry on the trust business in each province of Canada (the "Trustee"),

                                                            OF THE SECOND PART

Whereas, the Corporation has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities"), to be issued in one or more series as in this Indenture provided; and

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Whereas, all things necessary to make this Indenture a valid agreement in accordance with its terms have been done;

Now Therefore This Indenture Witnesses:
For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of the respective Holders from time to time of the Securities and of the Coupons, if any, appertaining thereto, as follows:

                                    Article 1

             Definitions and Other Provisions of General Application

1.01     Definitions

For all purposes of this Indenture and in the Securities, except as otherwise expressly provided or unless the subject matter or context otherwise requires:

         "Act", when used with respect to any Holder, has the meaning specified in Section 1.04;

         "Affiliate" of any body corporate means any other body corporate if, but only if, one of them is the Subsidiary of the other or both are Subsidiaries of the same body corporate or each of them is controlled by the same Person. For the purposes of this Indenture, a body corporate shall be deemed to be "controlled" by another Person or by two or more bodies corporate if, but only if,

                  (a) voting securities of the first-mentioned body corporate carrying more than 50 per cent of the votes for the election of directors are held, other than by way of security only, by or for the benefit of such other Person or by or for the benefit of such other bodies corporate; and


                  (b) the votes carried by such securities are sufficient, if exercised, to elect a majority of the board of directors of the first-mentioned body corporate; and the terms "controlling" and "control" have meanings correlative to the foregoing;

         "Associate" means any body corporate (i)of which voting securities carrying more than 25% of the votes for the election of directors are beneficially owned, directly or indirectly, by the Corporation or
         (ii)which is


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         accounted for in the financial statements of the Corporation on an equity basis;

         "Authenticating Agent" means, with respect to the Securities of any series, any Person authorized by the Trustee to act on behalf of the Trustee to authenticate the Securities of such series;

         "Authorized Newspaper" means a newspaper (which, in the case of Canada, will, if practicable, be The Globe & Mail's Report on Business, in the case of The City of New York, will, if practicable, be The Wall Street Journal (Eastern Edition), in the case of the United Kingdom, will, if practicable, be The Financial Times (London Edition) and, in the case of Luxembourg, will, if practicable, be The Luxembourg Wort), printed in an official language of the country of publication, customarily published at least once a day for at least five days in each calendar week and of general circulation in Canada, The City of New York, the United Kingdom or Luxembourg, as applicable. If it shall be impractical, in the opinion of the Trustee, to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice;

         "Business Day", when used with respect to any Place of Payment, means a day other than a Saturday or a Sunday and other than a day on which banking institutions in such Place of Payment are authorized or obligated by law or regulation to close;

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934 (United States of America), as amended, or if at any time after the execution and delivery of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939 (United States of America), as amended, then the body performing such duties at such time;

         "Corporate Trust Office" means the office of the Trustee at which its corporate trust business, at any particular time, shall be principally administered, which office at the date hereof is located at Suite 710, 530-8th Avenue S.W., Calgary, Alberta, Canada T2P 3S8o;

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         "Corporation" means Norcen Energy Resources Limited until a successor
         Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Corporation" shall mean such successor Person;

         "Corporation Order" or "Corporation Request" means a written order or request of the Corporation, signed by any one of its Officers, holding office at the time of signing, delivered to the Trustee;

         "Corporation's Auditors" means an independent firm of chartered accountants duly appointed as auditors of the Corporation;

         "Counsel" means any barrister or solicitor or attorney or firm of barristers or solicitors or attorneys who may be counsel for, or (except in the case of an Opinion of Counsel delivered pursuant to Section 12.04) an employee of, the Corporation or the Trustee and who shall be reasonably acceptable to the Trustee;

         "covenant defeasance" has the meaning specified in Section 12.03;

         "Coupon" means any interest coupon appertaining to a Security;

         "Defaulted Interest" has the meaning specified in Section 3.07;


         "defeasance" has the meaning specified in Section 12.02;

         "Depository" means, with respect to the Securities of any series issuable or issued in the form of one or more Registered Global Securities, the Person designated as Depository by the Corporation pursuant to Section 3.01 until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depository" shall mean each Person who is then a Depository hereunder; and if at any time there is more than one such Person, "Depository" as used with respect to the Securities of any such series shall mean each Depository with respect to the Registered Global Securities of such series;

         "Director" means a director of the Corporation for the time being, and reference without more to action by the Directors means action by the Directors as a board or, whenever duly empowered, by the executive committee of the board;

         "Directors' Resolution" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Corporation to have been

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         duly adopted or consented to by the Directors and to be in full force and effect on the date of such certification, delivered to the Trustee;

         "Dollars" and "$" means lawful money of Canada and "U.S. Dollars" and "U.S. $" means lawful money of the United States of America;

         "ECU" means the European Currency Unit as defined and revised from time to time by the Council of European Communities;

         "Event of Default" has the meaning specified in Section 5.01;

         "Foreign Currency" means a currency issued by the government of a country other than Canada;

         "Government Obligations" means securities which are (i)direct obligations of the government which issued the currency in which the Securities of a particular series are denominated for the payment of which its full faith and credit is pledged or (ii)obligations of a Person the payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933 (United States of America), as amended) as custodian with respect to any such Government Obligation or a specific payment of principal of or interest on any such Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as provided by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of such Government

         Obligation or the specific payment of principal of or interest on such Government Obligation evidenced by such depository receipt;

         "Holder" means (i)in the case of any Registered Security, the Person in whose name such Registered Security is registered in the Security Register and (ii)in the case of any Unregistered Security, the bearer of such Unregistered Security, or any Coupon appertaining thereto, as the case may be;

         "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as provided hereunder;

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         "Interest", when used with respect to non-interest bearing Securities, means interest payable after Maturity;

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security;

         "Journal" has the meaning specified in Section 1.16;

         "Judgment Conversion Date" has the meaning specified in Section 1.17;

         "Judgment Currency" has the meaning specified in Section 1.17;

         "Market Exchange Rate" has the meaning specified in Section 1.16;

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of such principal becomes due and payable as therein or herein provided, whether at the Stated Maturity thereof, by declaration of acceleration, call for redemption or otherwise;

         "Officer", when used with respect to the Corporation, means the Chairman of the Board, the President, any Vice President, the Treasurer, the Assistant Treasurer, the Secretary or any Assistant Secretary of the Corporation;

         "Officers' Certificate" means a certificate of the Corporation, signed by any two Officers in their capacities as officers of the Corporation at the time of signing and not in their personal capacities, delivered to the Trustee;

         "Opinion of Counsel" means a written opinion of Counsel;

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02;

         "Outstanding", when used with respect to Securities, means, as of any particular time, all such Securities theretofore authenticated and delivered under this Indenture, except:

                  (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

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                  (b) Securities, or portions thereof, for whose payment or
                  redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Corporation) in trust or set aside and segregated in trust by the Corporation (if the Corporation shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (c) Securities which have been mutilated, lost, stolen or destroyed and in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture; and

                  (d) Securities which have been defeased pursuant to
                  Section 12.02;

         provided, however, that in determining whether the Holders of the requisite principal amount of the securities of any or all series then Outstanding have voted or have signed or given any request, demand, authorization, direction, notice, consent, requisition, waiver or other instrument or have taken any action or constitute a quorum at any meeting of Holders hereunder, (a)the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding for such purposes shall be the portion of the principal amount thereof that could be declared to be due and payable upon the occurrence of an Event of Default and the continuation thereof pursuant to the terms of such Original Issue Discount Security as of such time and (b)Securities owned by the Corporation, or any other obligor upon the Securities, or any Subsidiary or any Affiliate of the Corporation or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, requisition, waiver or other instrument or action or on the Holders present or represented at any meeting of Holders, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities free from the control of the Corporation, any Subsidiary or any Affiliate of the Corporation and that the pledgee is not the Corporation or any other obligor upon the Securities or any Subsidiary or any Affiliate of the Corporation or of such other obligor;

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         "Paying Agent" means any Person authorized by the Corporation to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Corporation;

         "Periodic Offering" means an offering of Securities of any series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the Stated Maturity or Stated Maturities thereof and the redemption provisions, if any, with respect thereto are to be determined by the Corporation or its agents upon the issuance of such Securities;

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof;

         "Petroleum and Natural Gas Right" means any right, title or interest entitling the owner thereof to explore for or produce crude oil, natural gas, natural gas liquids and/or related products or to a working interest or a royalty interest in crude oil, natural gas, natural gas liquids and/or related products, including any petroleum and/or natural gas licence, sub-licence, lease, sub-lease, royalty agreement, farmout agreement, joint participation agreement, conveyance or other instrument;

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of such series are payable as determined by or pursuant to this Indenture;

         "Purchase Money Mortgage" means any mortgage, charge, hypothec, pledge or other security or encumbrance created upon any real or personal property acquired by the Corporation after the date of this Indenture (or previously acquired and substantially unimproved) to secure or securing the whole or any part of the purchase price of such property (or, in the case of previously acquired and substantially unimproved property, the cost of the improvement thereof) or the repayment of money borrowed to pay the whole or any part of such purchase price or cost or any vendor's privilege or lien on such property securing all or any part of such purchase price or cost, including title retention agreements and leases in the nature of title retention agreements;

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         "Redemption Date", when used with respect to any Security to be redeemed, means the date specified for such redemption in accordance with or pursuant to this Indenture;

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which such Security is to be redeemed in accordance with or pursuant to this Indenture;

         "Registered Global Security" means a Security that evidences all or part of any series of Securities, is issued to the Depository for such series, or its nominee, in accordance with Section 3.02 and bears the legend prescribed in Section 3.02;

         "Registered Security" means any Security registered on the Security Register;

         "Regular Record Date", for the interest payable on any Interest Payment Date on the Registered Securities of any series, means the date specified for such purpose in accordance with or pursuant to this Indenture;

         "Required Currency" has the meaning specified in Section 1.17;

         "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any senior trust officer, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject;

         "Securities" has the meaning stated in the first recital of this instrument and more particularly means any Securities authenticated and delivered under this Indenture;

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05;

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         "Shareholders' Equity" means, at any date, the aggregate of the Dollar amount of the outstanding share capital of the Corporation, the amount, without duplication, of any contributed surplus and retained earnings, plus or minus any foreign exchange translation adjustment, all as set forth in the most recent audited consolidated balance sheet of the Corporation;

         "Special Record Date", for the payment of any Defaulted Interest, means a date fixed by the Trustee pursuant to Section 3.07;

         "Stated Maturity", when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Security and any Coupon appertaining thereto as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable;

         "Subsidiary" means any body corporate of which voting securities carrying more than 50% of the votes for the election of directors are beneficially owned, directly or indirectly, by the Corporation or by the Corporation and any other Subsidiary or by any other Subsidiary provided that ownership of such shares confers the right to elect at least a majority of the directors of such body corporate;

         "Trustee" means Montreal Trust Company of Canada until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of such series;

         "Unregistered Security" means any Security other than a Registered Security;

         "Vice President", when used with respect to the Corporation or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president;"

         "Yield to Maturity" means the yield to maturity on a series of Securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, in accordance with accepted financial practice; all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with Generally Accepted Accounting

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         Principles, and, except as otherwise herein expressly provided, the term "Generally Accepted Accounting Principles" with respect to any computation required or permitted hereunder shall mean the generally accepted accounting principles from time to time recommended by the Canadian Institute of Chartered Accountants, or any successor institute, as applied by the Corporation at the date of such computation in the preparation of its consolidated financial statements; the words "hereto", "herein", "hereof", "hereby" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision and references to Articles and Sections are to Articles and Sections of this Indenture; and words importing the singular number only include the plural and vice versa, words importing any gender include any other gender and words importing persons include firms and corporations and any reference to any statute or other legislation shall be deemed to be a reference to such legislation as now enacted or as the same may from time to time be amended, re-enacted or replaced.

1.02     Compliance Certificates and Opinions

Upon any application or request by the Corporation to the Trustee to take any action under any provision of this Indenture, the Corporation shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such application or request, no additional certificate or opinion need be furnished. Every certificate (other than any Officers' Certificate delivered pursuant to Section 9.03) or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or opinion has read and understands such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

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                  (c) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as he or she believes necessary to enable him or her to make the statement or express the opinion contained in such certificate as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with in accordance with the terms of the Indenture.

1.03     Form of Documents Delivered to Trustee

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it shall not be necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons with respect to other matters, and any such Person may certify or give an opinion with respect to such matters in one or several documents. Any certificate or opinion of an Officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, Counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the legal matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers stating that the information with respect to such factual matters is in the possession of the Corporation, unless such Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such factual matters are erroneous.

Any certificate or opinion of an Officer or Opinion of Counsel may be based, insofar as it relates to any accounting matters, upon a certificate or opinion of, or representations by, the Corporation's Auditors or an accountant or another firm of accountants engaged by the Corporation, unless such Officer or

Counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such accounting matters are erroneous. Any certificate or opinion of any independent firm of chartered accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

1.04     Acts of Holders

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(1) Any request, demand, authorization, direction, notice, consent, waiver or other action required or permitted by this Indenture to be given or taken by a specified percentage in aggregate principal amount of the Holders of one or more series then Outstanding may be embodied in and evidenced: (i)by one or more instruments of substantially similar tenor signed by such specified percentage of Holders in person or by agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, if hereby expressly required, to the Corporation; (ii)by the record of such specified percentage of Holders voting in favour thereof at any meeting of such Holders duly called and held; and (iii)by a combination of such instrument or instruments and any such record of a meeting. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or voting at such meeting. Proof of the execution of any such instrument or of a writing appointing any such agent and of the holding by any Person of any of the Securities of any series shall be sufficient for any purpose of this Indenture and, subject to Section 6.01, conclusive in favour of the Trustee and the Corporation, if made in the manner set forth in this Section.

(2) The fact and date of the execution by any such Person of any instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument or writing acknowledged to him or her the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the Person executing the same.

(3) The ownership of an Unregistered Security of any series, or of any Coupon attached thereto at its issuance, and the identifying number of such Security and the date of such ownership, may be proved by the production of such Security or Coupon or by a certificate executed by any trust company, bank, banker or recognized securities dealer, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with such trust company, bank, banker or recognized securities dealer by the Person named in such certificate. Any such certificate may be issued in respect of one or more Unregistered Securities of one or more series specified therein. The ownership by the Person named in any such certificate of any Unregistered Security specified therein shall be presumed to continue unless at


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the time of any determination of such ownership and holding (i)another certificate bearing a later date issued in respect of such Security shall be produced, (ii)such Security shall be produced by some other person or (iii)such Security shall have ceased to be Outstanding.

(4) Subject to Section 6.01, the fact and date of the execution of any such instrument or writing and the ownership, principal amount and number(s) of any Unregistered Securities may also be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for any series or in any other manner which the Trustee may deem sufficient.

(5) In the case of Registered Securities, the ownership thereof shall be proved by the Security Register.

(6) The Corporation may fix a record date for the purpose of determining the identity of the Holders entitled to participate in any Act required or permitted under this Indenture, which record date shall be not earlier than 10 days prior to the first solicitation of the written instruments or vote required for such Act. If such a record date is fixed, the Persons who were the Holders of the Securities of the affected series at the close of business on such record date (or their duly authorized proxies) shall be the only Persons entitled to execute written instruments or to vote with respect to such Act, or to revoke any written instrument or vote previously delivered or given, whether or not such Persons shall continue to be Holders of the Securities of such series after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of Outstanding Securities of any Series (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Corporation may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Corporation may, on one or more occasions at its option, extend such date to any later date. Nothing in this paragraph shall prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any expiration date, any action identical to, or, at any time, contrary to or different from, any action given or taken, or purported to have been given or taken, hereunder by a Holder on or prior to such date, in which event the Corporation may set a record date in respect thereof pursuant to this paragraph. Notwithstanding the foregoing, the Corporation shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any action to be given or taken by Holders pursuant to Section 5.01 or 5.02.

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(7) Upon receipt by the Trustee of (a)a request by one or more Holders pursuant to clause (d)of Section 5.01 or any provision referred to in clause (i) of
Section 5.01, or (b)a requisition in writing by one or more Holders pursuant to
Section 5.02, with respect to Securities of any series, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities of such series entitled to join in such request or requisition, which record date shall be the close of business on the day the Trustee first receives such request or requisition. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such request or requisition, whether or not such Holders remain Holders after such record date; provided that, unless such request or requisition shall have become effective by virtue of Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 180th day after such record date, such request or requisition shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 180-day period, an additional request contrary to or different from, or, after the expiration of such period, identical to, a request or requisition that has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

(8) At any time prior to (but not after) the evidencing to the Trustee, as provided in paragraph (1) of this Section, of any Act by the Holders of the requisite percentage of the aggregate principal amount of the Securities of one or more series, as the case may be, any Holder of a Security, the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such Act, may, by filing written notice at the Corporate Trust Office and upon proof of ownership as required or permitted by this Section, revoke any written instrument or vote with respect to such Act in respect of such Security. Except as provided in the preceding sentence, any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Corporation in reliance thereon, whether or not notation of such action is made upon such Security.

(9) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

1.05     Notices, Etc. to Trustee

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document required or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee by any Holder or by the Corporation shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee (i)by delivery to Suite 710, 530 - 8th Avenue S.W., Calgary, Alberta, Canada T2P 3S8, (ii)by facsimile to fax number (403)267-6598o or (iii)by mail by registered letter, postage prepaid, to the Trustee at Suite 710, 530 - 8th Avenue S.W., Calgary, Alberta, Canada T2P 3S8, Attention: Manager Corporate Trust and, subject as provided in this Section 1.05, shall be deemed to have been given at the time of delivery or facsimile transmission or on the third Business Day after mailing. Any delivery made or facsimile sent on a day other than a Business Day, or after 3:00 p.m. (Calgary time) on a Business Day, shall be deemed to be received on the next following Business Day. In the case of disruption in postal services any notice shall be sent by facsimile or delivered. The Trustee may from time to time notify the Corporation of a change in address or facsimile number which thereafter, until changed by like notice, shall be the address or facsimile number of the Trustee for all purposes of this Indenture.

1.06     Notices, Etc. to Corporation

Any request, demand, authorization, direction, notice, consent, waiver, or Act of Holders or other document required or permitted by this Indenture to be made upon, given or furnished to, or filed with the Corporation under the provisions hereof by the Trustee or by any Holder shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Corporation (i)by delivery to 715 - 5th Avenue S.W., Box 2595, Station "M", Calgary, Alberta T2P 4V4 , Attention: Treasurer, (ii)by facsimile to fax number
(403)231-0292 or (iii)by mail by registered letter, postage prepaid, addressed to the Corporation at 715 - 5th Avenue S.W., Box 2595, Station "M", Calgary, Alberta T2P 4V4, Attention: Treasurer and, subject as provided in this
Section 1.06, shall be deemed to have been given at the time of delivery or sending by facsimile or on the third Business Day after mailing. Any delivery made or facsimile sent on a day other than a Business Day, or after 3:00 p.m. (Calgary time) on a Business Day, shall be deemed to be received on the next following Business Day. In the case of disruption in postal services any notice, if mailed, shall not be deemed to have been given until it is actually delivered to the Corporation. The Corporation may from time to time notify the Trustee of a change in address or facsimile number which thereafter, until changed by like notice, shall be the address or facsimile number of the Corporation for all purposes of this Indenture.

1.07     Notice to Holders; Waiver

Where this Indenture or any Security requires or permits notice by the Corporation or by the Trustee to the Holders of any event, such notice shall be sufficient (unless otherwise herein or in such Security expressly provided) if
(i)in the case of any Holders of Registered Securities of any series or any Holders of Unregistered Securities of any series who shall have filed their names and addresses with the Trustee (for purposes of receipt of notice), given or served by being sent by electronic communication or by being deposited in the mail, first-class, postage prepaid, addressed to such Holders at their addresses or electronic communication numbers as they shall appear on the Security Register or at the addresses so filed, respectively, and (ii)in the case of any Holders of other Unregistered Securities, published at least once in an Authorized Newspaper in Canada (if required) and in The City of New York (if required), and the United Kingdom (if required) and Luxembourg (if required), not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to the Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to the other Holders. Where this Indenture or any Security provides for or permits notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case, by reason of the suspension or disruption of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to give any such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

1.08     Effect of Headings and Table of Contents

The headings of the Articles and Sections herein and the Table of Contents are for convenience only and shall not affect the construction or interpretation hereof.

1.09     Successors and Assigns

All covenants and agreements in this Indenture by the Corporation shall bind its successors and assigns, whether so expressed or not.

1.10     Separability Clause

In case any provision in this Indenture or in the Securities or Coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions thereof shall not in any way be affected or impaired by such invalidity, illegality or unenforceability.

1.11     Benefits of Indenture

Nothing in this Indenture, in the Securities or in the Coupons, express or implied, shall give or be construed to give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

1.12     Governing Law

This Indenture and each Security and Coupon shall be governed by and construed in accordance with the laws of the State of New York and the federal laws of the United States of America applicable thereto and shall be treated in all respects as New York contracts, except as may be otherwise required by mandatory provisions of law. Notwithstanding the preceding sentence of this Section, the exercise, performance or discharge by the Trustee of any of its rights, powers, duties or responsibilities hereunder shall be construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable thereto.

1.13     Language Clause

Les parties aux presentes ont exige que la presente convention ainsi que tous les documents et avis qui s'y rattachent et/ou qui en decouleront soient rediges en langue anglaise. The parties hereto have required that this Indenture and all documents and notices related thereto be drawn up in English.

1.14     Legal Holidays

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or Coupon shall be a day when banking institutions in a Place of Payment are authorized or obliged by law or regulation to close, then (notwithstanding any other provision of this Indenture, of the Securities or of the

Coupons) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding day when banking institutions at such Place of Payment are not authorized or obliged by law or regulation to close with the same force and effect as though made on the Interest Payment Date or the Redemption Date, or at the Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be. Whenever any period of time would begin or end, any calculation is to be made, or any other action to be taken hereunder shall be stated to be required to be taken, on a day other than a Business Day, such period of time shall begin or end, such calculation shall be made or such other action shall be taken on the next succeeding Business Day and an extension of time shall be included for the purposes of computation of interest thereon. Any payment made after 3:00 p.m. (Calgary time) on a Business Day shall be deemed to be made on the next following Business Day.

1.15     Counterparts

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument.

1.16     Securities in a Foreign Currency or in ECU

Unless otherwise specified in or pursuant to a Directors' Resolution, a supplemental indenture or an Officers' Certificate delivered pursuant to
Section 3.01 with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of the Securities of one or more series at the time Outstanding and, at such time, there are Outstanding Securities of any such affected series which are denominated in a Foreign Currency (including
ECU), then the principal amount of the Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be the amount of Dollars which could be obtained for such principal amount at the

Market Exchange Rate on the applicable record date established pursuant to
Section 1.04 or, if no such record date shall have been established, on the date that the taking of such action shall be authorized by Act of the Holders of the Securities of all such affected series. For the purposes of this Section, "Market Exchange Rate" shall mean the noon rate of exchange for the Foreign Currency in Dollars quoted by the Bank of Canada; provided, however, that in the case of ECU, Market Exchange Rate shall mean the rate of exchange determined by the Council of European Communities (or any successor thereto) as published in the Official Journal of the European Communities (such publication or any successor publication, the

"Journal"). If such Market Exchange Rate shall not be available for any reason with respect to such Foreign Currency or ECU, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Bank of Canada or, in the case of ECU, the rate of exchange as published in the Journal, as of the most recent available date, or quotations or, in the case of ECU, rates of exchange from one or more major banks in Calgary, Canada or in the country of issue of the Foreign Currency in question, which for the purposes of ECU shall be Brussels, Belgium, or such other quotations or, in the case of ECU, rates of exchange as the Trustee shall deem appropriate. The provisions of this paragraph shall also apply in connection with any other action taken by the Holders pursuant to the terms of this Indenture, including without limitation any action under Section 5.02.

All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Corporation and all Holders.

1.17     Judgment Currency

(1) The Corporation agrees, to the fullest extent that it may effectively do so under applicable law, that if for the purpose of obtaining or enforcing judgment against the Corporation in any court it is or becomes necessary to convert the sum due in respect of the principal of (and premium, if any) or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the conversion shall be made at the rate of exchange at which, in accordance with normal banking procedures, the Trustee could purchase in Calgary, Canada the Required Currency with the Judgment Currency on the Business Day immediately preceding:

                  (a) the date of actual payment of the amount due, in the case of any proceeding in the courts of the Province of Alberta or in the courts of any other jurisdiction that will give effect to such conversion being made on such date; or

                  (b) the date on which the final unappealable judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this clause being hereinafter in this
                  Section 1.17 referred to as the "Judgment Conversion Date").

(2) If, in the case of any proceeding in the court of any jurisdiction referred to
in clause (b) of Section 1.17(1), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the Corporation shall pay such additional amount, if any, as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date.

(3) The Corporation also agrees, to the fullest extent that it may effectively do so under applicable law, that its obligations under this Indenture and the Securities of such series to make payments in the Required Currency (i)shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the effective receipt by the payee of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii)shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such effective receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii)shall not be affected by judgment being obtained for any other sums due under this Indenture.

(4) The term "rate of exchange" in this Section 1.17 means the noon rate of exchange for the Judgment Currency in Dollars quoted by the Bank of Canada for the day in question.

1.18     Agent for Process

By its execution and delivery of this Indenture, the Corporation irrevocably designates and appoints CT Corporation System, 1633 Broadway, New York, New York 10019, U.S.A. as the Corporation's authorized agent upon whom process may be served in any action, suit or proceeding arising out of or relating to this Indenture, the Securities and/or the Coupons, and agrees that service of process upon said CT Corporation System, and written notice of such service to the Corporation in the manner provided in Section 1.06, shall be deemed in every respect effective service of process upon the Corporation in any such action, suit or proceeding. The Corporation further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue the designation and appointment of said CT Corporation System, or of any successor authorized agent of the Corporation, in full force and effect so long as any of the Securities or Coupons shall be outstanding.

1.19     Exemptions from Individual Liability

No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security or Coupon, or because of any indebtedness evidenced thereby, shall be had against any past, present or future shareholder, employee, officer or director, as such, of the Corporation or of any successor, either directly or through the Corporation or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and the Coupons appertaining thereto by the Holders thereof and as part of the consideration for the issue of the Securities and the Coupons appertaining thereto.

                                    Article 2

                                 Security Forms

2.01     Forms Generally

The Securities of each series and the Coupons, if any, to be attached thereto shall be substantially in such form, not inconsistent with this Indenture, as shall be established by or pursuant to one or more Directors' Resolutions (as set forth in either a Directors' Resolution or, to the extent established pursuant to a Directors' Resolution, an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification and such legends or endorsements, not inconsistent with this Indenture, as may be required to comply with any law or any rules or regulations pursuant thereto, or with any rules of any securities exchange, or to conform to general usage, all as may be determined by the Officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons.

The definitive Securities and the Coupons, if any, to be attached thereto shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons.

2.02     Form of Trustee's Certificate of Authentication

The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

         "This is one of the Securities of a series referred to in the within-mentioned Indenture.


                        Montreal Trust Company of Canada,
                        as Trustee

                        By:__________________________________________
                                 Authorized Officer"

If at any time there shall be an Authenticating Agent appointed with respect to any series of the Securities, the Securities of each such series shall bear, in addition to the form of the Trustee's certificate of authentication, an alternate certificate of authentication which shall be in substantially the following form:

         "This is one of the Securities of a series referred to in the within-mentioned Indenture.

                         Montreal Trust Company of Canada,
                         as Trustee

                         By:__________________________________________,
                            as Authenticating Agent

                         By:__________________________________________,
                            Authorized Officer"

                                    Article 3

                                 The Securities

3.01     Amount Unlimited; Issuable in Series

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series, and each such series shall rank pari passu with each other without discrimination, preference or priority whatever may be the actual date of issue, and with all other unsecured and unsubordinated indebtedness for borrowed money of the Corporation. There shall be established in or pursuant to one or more Directors' Resolutions (and to the extent established pursuant to a Directors' Resolution, in an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, prior to the original issuance of the Securities of any series:

                  (a) the designation of the securities of such series (which shall distinguish the Securities of such series from the securities of all other series);

                  (b) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 3.04, 3.05, 3.06, 8.05 or 10.07 and except for any Securities which, pursuant to Section 3.02, are deemed never to have been authenticated and delivered hereunder);

                  (c) if other than Dollars, the coin or currency in which the Securities of such series are denominated (including, but not limited to, any Foreign Currency or ECU);


                  (d) the date or dates of issue of the Securities of such series and the date or dates on which the principal of the Securities of such series shall be payable and/or the method by which such date or dates shall be determined;

                  (e) the rate or rates at which the Securities of such series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and, in the case of Registered Securities, the Regular Record Date for the interest payable on any Interest Payment Date and/or the method by which such rate or rates or date or dates shall be determined;

                  (f) any place or places other than the Corporate Trust Office where the principal of (and premium, if any) and interest on the Securities of such series shall be payable;

                  (g) the period or periods within which, the price or prices at which and the terms and conditions upon which the Securities of such series may be redeemed, in whole or in part, at the option of the Corporation, pursuant to any sinking fund or otherwise and/or the method by which such period or periods, price or prices and terms and conditions shall be determined;

                  (h) the right or obligation, if any, of the Corporation, to redeem, purchase or repay the Securities of such series pursuant to any voluntary or mandatory redemption, sinking fund or analogous provision and the period or periods within which, the price or prices at which and the terms and conditions upon which the Securities of such series shall be so redeemed, purchased or repaid and/or the method by which such period or periods, price or prices and terms and conditions shall be determined;

                  (i) if other than denominations of $1,000 and any integral multiple thereof in the case of Registered Securities, or $1,000 or $5,000 in the case of Unregistered Securities, the denominations in which the Securities of such series shall be issuable or the method by which such denominations shall be determined;

                  (j) if other than the principal amount thereof, the portion of the principal amount of the Securities of such series which shall be payable upon declaration of acceleration of the Maturity thereof or the method by which such portion shall be determined;

                  (k) if other than the coin or currency in which the Securities of such series are denominated, the coin or currency in which payment of the principal of (and premium, if any) or interest on the Securities of such series shall be payable or the method by which such coin or currency shall be determined;

                  (l) if the principal of (and premium, if any) or interest on the Securities of such series are to be payable, at the election of the Corporation or a Holder thereof, in a coin or currency other than that in which the Securities of such series are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made and/or the method by which such period or periods and terms and conditions shall be determined;

                  (m) if the amount of payments of the principal of (and premium, if any) and interest on the Securities of such series may be determined with reference to an index, the manner in which such amounts shall be determined;

                  (n) whether the Securities of such series will be issuable as Registered Securities (and if so, whether such Registered Securities will be issuable as Registered Global Securities) or Unregistered Securities (with or without Coupons), or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Unregistered Securities or the payment of interest thereon and, if other than as provided in
                  Section 3.05, the terms upon which Unregistered Securities of such series may be exchanged for Registered Securities of such series and vice versa;

                  (o) whether and under what circumstances the Corporation will pay additional amounts on the Securities of such series in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Corporation will have the option to redeem such Securities rather than pay such additional amounts;

                  (p) if the Securities of such series are to be issuable in definitive form (whether upon original issuance or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

                  (q) any trustees, Depositories, authenticating or paying agents, transfer agents, registrars or other agents with respect to the Securities of such series;

                  (r) any additional events of default or covenants with respect to the Securities of such series or any Events of Default or covenants herein specified which shall not be applicable to the Securities of such series;


                  (s) the Person to whom any interest on a Security of any series shall be payable, if other than the Person in whose name that Security is registered at the close of business on the Regular Record Date for such interest; and

                  (t) any other terms of such series.

All Securities of any one series and the Coupons, if any, appertaining thereto shall be substantially identical, except in the case of Registered Securities as to denomination and except as may otherwise be provided by or pursuant to the Directors' Resolution or Officers' Certificate referred to above or as may otherwise be set forth in any indenture supplemental hereto referred to above.
All Securities of any series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Directors' Resolution, Officers' Certificate or supplemental indenture.

3.02     Execution, Authentication and Delivery

The Securities shall be executed on behalf of the Corporation by any two of the following Officers: its Chairman of the Board, its President, any of its Vice Presidents, its Treasurer or its Assistant Treasurer, under its corporate seal reproduced thereon and attested by its Secretary or Assistant Secretary. The signature of any Officer on the Securities may be manual or facsimile. The seal of the Corporation may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of such seal or any such signature shall not affect the validity or enforceability of any Security which has been duly authenticated and delivered by the Trustee. The Coupons, if any, attached to the Securities of any series shall bear the facsimile signature of the Treasurer or any Assistant Treasurer of the Corporation. A facsimile signature upon a Security or a Coupon shall for all purposes of this Indenture be deemed to be the Signature of the person whose signature it purports to be.

In case any such Officer who shall have so executed any of the Securities or Coupons, if any, shall cease to hold such office before the Security or Coupon so executed (or the Security to which the Coupon so executed appertains) shall be authenticated and delivered by the Trustee or disposed of by the Corporation such Security or Coupon nevertheless may be authenticated and delivered or disposed of and shall bind the Corporation as though the Person who signed such Security or Coupon had not ceased to be such Officer; and any Security or Coupon may be so executed on behalf of the Corporation by such Persons as, at the actual date of execution of such Security or Coupon, shall be the proper officers of the Corporation although at the date of the execution and delivery of this Indenture any such Person was not such an officer.

At any time and from time to time after the execution and delivery of this Indenture, the Corporation may deliver Securities of any series, having attached thereto the Coupons, if any, appertaining thereto, executed by the Corporation to the Trustee for authentication, together with a Corporation Order for the authentication and delivery of such Securities and the other applicable documents referred to below in this Section, and thereupon the Trustee shall authenticate and deliver such Securities pursuant to such Corporation Order or pursuant to procedures acceptable to the Trustee specified from time to time by a Corporation Order. In authenticating the Securities of any series and accepting the additional responsibilities under this Indenture in respect of the Securities of such series, the Trustee shall be entitled to receive (but, in the case of subparagraphs (b), (c) and (d) below, only at or before the time of the first request of the Corporation to the Trustee to authenticate Securities of such series) and, subject to Section 6.01, shall be fully protected in relying upon, unless and until such documents shall have been superseded or revoked:

                  (a) a Corporation Order requesting such authentication and setting forth delivery instructions if the Securities of such series and the Coupons, if any, appertaining thereto are not to be delivered to the Corporation provided that, with respect to the Securities of any series which are subject to a Periodic Offering: (i)the Trustee shall authenticate and deliver the Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to a Corporation Order or pursuant to procedures acceptable to the Trustee specified from time to time by a Corporation Order, (ii)if so provided in or pursuant to the Directors' Resolution or supplemental indenture establishing the Securities of such series, the maturity date, the original issue date, the interest rate and any other terms of any or all of the Securities of such series and the Coupons, if any, appertaining thereto may be determined by a Corporation Order or pursuant to such procedures and (iii)if so provided in such procedures, such Corporation Order may authorize authentication and delivery pursuant to electronic instructions from the Corporation or its duly authorized agent, which instructions shall be promptly confirmed in writing;

                  (b) any Directors' Resolution, Officers' Certificate and/or executed supplemental indenture referred to in Section 2.01 or
                  3.01 by or pursuant to which the form or forms and the terms of the Securities of such series and the Coupons, if any, appertaining thereto were established;

                  (c) an Officers' Certificate either setting forth the form or forms and the terms of the Securities of such series and the Coupons, if any, appertaining thereto or stating that such form or forms and terms have been established pursuant to
                  Section 2.01 or 3.01 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request; and

                  (d) at the option of the Corporation, either an Opinion of Counsel, or a letter addressed to the Trustee permitting it to rely on an Opinion of Counsel, substantially to the effect that:

                  (i) the form or forms of the Securities of such series and the Coupons, if any, appertaining thereto have been duly authorized and established in conformity with the provisions of this Indenture;

                  (ii) in the case of an underwritten offering, the terms of the Securities of such series have been duly authorized and established in conformity with the provisions of this Indenture; and in the case of an offering which is not underwritten, certain terms of the Securities of such series have been authorized and established pursuant to a Directors' Resolution, an Officers' Certificate or a supplemental indenture in accordance with the provisions of this Indenture, and when such other terms as are to be established pursuant to a Corporation Order or procedures set forth in a Corporation Order shall have been established, all of the terms of the Securities of such series will have been duly authorized and established in conformity with the provisions of this Indenture;

                  (iii) when the Securities of such series and the Coupons, if any, appertaining thereto shall have been executed by the Corporation and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, such Securities will have been duly issued under this Indenture and will be valid and legally binding obligations of the Corporation enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law), and will be entitled to the benefits of this Indenture; and

                  (iv) no consent, approval, authorization, order, registration or qualification of or with any governmental agency or body having jurisdiction over the Corporation is required for the execution and delivery of the Securities of such series by the Corporation except such as have been obtained, but no opinion need be expressed as to provincial or state securities or Blue Sky laws.

The Trustee shall have the right to decline to authenticate and deliver any Securities of any series under this Section (other than Securities the form or forms and terms of which shall have been established by supplemental indenture) if the Trustee, being advised by Counsel, shall determine that such action may not lawfully be taken or if the Trustee shall in good faith, by any one of its Responsible Officers, determine that such action would expose the Trustee to personal liability to the Holders of the Securities then Outstanding or would affect the Trustee's rights, duties or immunities under the Securities of such series or this Indenture in a manner which is not reasonably acceptable to the Trustee. If the Corporation shall establish pursuant to Section 3.01 that the Securities of any series are to be issued in the form of one or more Registered Global Securities, then the Corporation shall execute and the Trustee shall, in accordance with this Section and the Corporation Order with respect to such series, authenticate and deliver one or more Registered Global Securities that
(i)shall be in an aggregate principal amount equal to the aggregate principal amount specified in such Corporation Order, (ii)shall be registered in the name of the Depository therefor or its nominee, (iii)shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions and
(iv)shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depository to the nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository."

Each Depository designated pursuant to Section 3.01 must, at the time of its designation and at all times while it serves as Depository, be a clearing agency registered under the Securities Exchange Act of 1934 (United States of America), as amended, and any other applicable statute or regulation.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there shall appear on such Security a certificate of authentication substantially in the form and executed as hereinabove provided, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. No Coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose until the certificate of authentication on the Security to which such Coupon appertains shall have been duly executed as hereinabove provided. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Corporation, and the Corporation shall deliver such Security and any Coupons appertaining thereto to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.


3.03     Denomination and Date of Securities

The Securities of each series shall be issuable as Registered Securities or Unregistered Securities in denominations established as provided in Section 3.01 or, with respect to the Registered Securities of any series if not so established, in denominations of $1,000 and any integral multiple thereof or, with respect to the Unregistered Securities of any series, in denominations of $1,000 and $5,000. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the Officers executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof.

Each Security shall be dated the date of its authentication. The Securities of each series shall bear interest, if any, from the date, and such interest shall be payable on the dates, established pursuant to Section 3.01.

3.04     Temporary Securities

Pending the preparation of definitive Securities of any series, the Corporation may execute, and upon Corporation Order the Trustee shall authenticate and deliver, temporary Securities for such series which are printed, lithographed, typewritten or otherwise produced. Temporary Securities of any series shall be issuable as Registered Securities, or as Unregistered Securities with or without Coupons attached thereto, in any authorized denomination and substantially in the forms of the definitive Securities of such series, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Corporation with the concurrence of the Trustee, as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security of any series shall be executed by the Corporation and authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities of such series. Without unreasonable delay, the Corporation shall execute and deliver to the

Trustee for authentication definitive Securities of such series; and thereupon temporary Registered Securities of such series may be surrendered in exchange for definitive Registered Securities of such series without charge at each office or agency to be maintained for such purpose in a Place of Payment of that series, and temporary Unregistered Securities of such series may be surrendered in exchange for definitive Unregistered Securities of such series, having attached thereto appropriate Coupons, if any, without charge at any office or agency to be maintained in a Place of Payment of that series. The Trustee shall authenticate and deliver in exchange for temporary Securities of such series so surrendered an equal aggregate principal amount of definitive Securities of such series in authorized denominations. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series, unless otherwise established pursuant to
Section 3.01. The provisions of this Section are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any series that may be established pursuant to Section 3.01 (including any provision that Unregistered Securities of such series initially be issued in the form of a single global Unregistered Security to be delivered to a Depository or agency located outside the United States of America and the procedures pursuant to which definitive Unregistered Securities of such series would be issued in exchange for such temporary global Unregistered Security).

3.05     Registration, Transfer and Exchange

The Corporation shall keep, or cause to be kept, at the Corporate Trust Office, or at any office or agency to be maintained by the Corporation in a Place of Payment, for each series of Securities issuable as Registered Securities a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration of Registered Securities of such series and the registration of transfer of Registered Securities of such series. The Security Register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times, any Security Register not maintained by the Trustee shall be open for inspection by the Trustee. Unless and until otherwise determined by the Corporation pursuant to Section 3.01, the Security Register with respect to each series of Securities issuable as Registered Securities shall be kept at the Corporate Trust Office and, for this purpose, the Trustee shall be designated the "Security Registrar". The holder of any Registered Security shall be entitled to inspect the Security Register at anytime during normal business hours of the Trustee at the Corporate Trust Office and to make extracts therefrom.

Upon surrender for registration of transfer of any Registered Security of any series at any office or agency to be maintained for such purpose in a Place of Payment for that series, the Corporation shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees one or more new Registered Securities of the same series of like tenor and terms in authorized denominations for a like aggregate principal amount.

Unregistered Securities (except for any temporary global Unregistered Securities) and Coupons (except for Coupons attached to any temporary global Unregistered Securities) shall be transferable by delivery.

At the option of the Holder thereof, Registered Securities of any series (other than a Registered Global Security, except as set forth below) may be exchanged for one or more Registered Securities of such series of like tenor and terms in authorized denominations for a like aggregate principal amount, upon surrender of any such Registered Security to be exchanged at the office or agency to be maintained for such purpose in a Place of Payment for that series and upon payment, if the Corporation shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if the Securities of any series are issued in both registered and unregistered form, except as otherwise established for a particular series pursuant to Section 3.01, one or more Unregistered Securities of such series may be exchanged for Registered Securities of such series of like tenor and terms in authorized denominations for a like aggregate principal amount, upon surrender of any such Unregistered Security to be exchanged at the office or agency to be maintained for such purpose in a Place of Payment for that series, with, in the case of Unregistered Securities having Coupons attached, all unmatured Coupons and all matured

Coupons in default thereto appertaining, and upon payment, if the Corporation shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if Unregistered Securities of any series are issued in more than one authorized denomination, except as otherwise established for a particular series pursuant to Section 3.01, any such Unregistered Security may be exchanged for one or more Unregistered Securities of such series of like tenor and terms in authorized denominations for a like aggregate principal amount, upon surrender of any such Unregistered Securities to be exchanged at the office or agency to be maintained for such purpose in a Place of Payment for that series with, in the case of Unregistered Securities having Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Corporation shall so require, of the charges hereinafter provided. Unless otherwise established for a particular series pursuant to
Section 3.01, Registered Securities of any series may not be exchanged for Unregistered Securities of such series. Whenever Securities of any series are so surrendered for exchange, the Corporation shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All

Securities and Coupons surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled and disposed of by the Trustee, and the Trustee shall deliver a certificate of disposition thereof to the Corporation.

All Registered Securities of any series presented for registration of transfer, exchange, redemption or payment shall (if so required by the Corporation or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation and the Trustee duly executed by, the Holder or his or her attorney duly authorized in writing.

The Corporation may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities; but unless otherwise provided in the Securities to be exchanged or transferred, no service charge shall be made for any such transaction.

The Corporation shall not be required to (i)issue, exchange or register the transfer of Securities of any series during a period of 15 Business Days next preceding the first mailing or publication of notice of redemption of the Securities of such series to be redeemed, (ii)exchange or register the transfer of any Securities selected for redemption, in whole or in part, except the unredeemed portion of any Security to be redeemed in part or (iii)exchange or register the transfer of any Security if the Holder thereof has exercised any right to require the Corporation to purchase such Security, in whole or in part, except any portion thereof not required to be so purchased.

Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Global Security representing all or a portion of the Securities of any series may not be transferred except as a whole by the Depository for such Registered Global Security to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository for such Registered Global Security or a nominee of such successor Depository. If at any time a Depository for any Registered Securities of a series represented by one or more Registered Global Securities shall notify the Corporation that it is unwilling or unable to continue as Depository for such Registered Securities or if at any time any such Depository shall no longer be eligible under
Section 3.02, the Corporation shall appoint a successor Depository with respect to the Registered Securities held by such Depository. If a successor Depository shall not be appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such ineligibility, the Corporation shall execute, and the Trustee upon receipt of a Corporation Order shall authenticate and deliver, in exchange for such Registered Global Securities, Registered Securities of such series in definitive form in authorized denominations for an aggregate principal amount equal to the aggregate principal amount of the Registered Global Securities held by such Depository.

If an Event of Default described in clause (a) or (b) of Section 5.01 shall occur and be continuing for more than seven days with respect to any series of the Securities, the Corporation shall execute and deliver to the Trustee, together with a Corporation Order, and the Trustee shall, upon receipt thereof, authenticate and deliver, in exchange for Registered Global Securities evidencing the Securities of such series, Registered Securities of such series in definitive form in authorized denominations for an aggregate principal amount equal to the aggregate principal amount of such Registered Global Securities.

The Corporation may at any time, in its sole discretion, determine that the Registered Securities of a particular series shall no longer be represented by Registered Global Securities. In such event, the Corporation shall execute, and the Trustee upon receipt of a Corporation Order shall authenticate and deliver, in exchange for such Registered Global Securities, Registered Securities of such series in definitive form in authorized denominations for an aggregate principal amount equal to the aggregate principal amount of such Registered Global Securities.

If so established by the Corporation pursuant to Section 3.01 with respect to the Securities of a particular series represented by a Registered Global Security, the Depository for such Registered Global Security may surrender such Registered Global Security in exchange, in whole or in part, for Registered Securities of such series in definitive form upon such terms as are acceptable to the Corporation and such Depository. Thereupon, the Corporation shall execute, and the Trustee upon receipt of a Corporation Order shall authenticate and deliver:

                  (a) to each Person specified by such Depository, one or more new Registered Securities of such series in authorized denominations requested by such Person for an aggregate principal amount equal to, and in exchange for, such Person's beneficial interest in such Registered Global Security; and

                  (b) to such Depository, a new Registered Global Security in a denomination equal to the difference between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of the Registered Securities authenticated and delivered pursuant to clause (a) above.

Upon the surrender for exchange of any Registered Global Security for Registered Securities in definitive form, such Registered Global Security shall be promptly cancelled and disposed of by the Trustee, and the Trustee shall deliver a certificate of disposition to the Corporation. Registered Securities in definitive form issued in exchange for a Registered Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depository for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Corporation or the Trustee. The Trustee or such agent shall deliver such Registered Securities to or as directed by the Persons in whose names such Registered Securities are so registered.

All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Corporation, evidencing the same indebtedness, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Notwithstanding anything herein or in the terms of the Securities of any series to the contrary, none of the Corporation, the Trustee or any agent of the Corporation or the Trustee (any of which, other than the Corporation, shall rely on an Officers' Certificate and an Opinion of Counsel) shall be required to exchange any Unregistered Security of any series for a Registered Security of such series if such exchange would result in adverse income tax consequences to the Corporation (such as, for example, the inability of the Corporation to deduct from its income the interest payable on the Unregistered Securities) under then applicable income tax laws.

3.06     Mutilated, Defaced, Destroyed, Lost and Stolen Securities

In case any temporary or definitive Security or any Coupon appertaining thereto shall become mutilated or defaced or be destroyed, lost or stolen, the Corporation shall execute, and the Trustee upon receipt of a Corporation Order shall authenticate and deliver, a new Security of the same series of like tenor and terms, bearing a number or other distinguishing symbol not contemporaneously outstanding, in lieu of and substitution for the mutilated, defaced, destroyed, lost or stolen Security, with Coupons corresponding to any Coupons appertaining to the Security so mutilated, defaced, destroyed, lost or stolen, or in lieu of or substitution for the Security to which such mutilated, defaced, destroyed, lost or stolen Coupon appertained, with Coupons corresponding to the Coupons so mutilated, defaced, destroyed, lost or stolen. In each case, the applicant for a substitute Security or Coupon shall furnish to the Corporation and to the Trustee and any agent of the Corporation or the Trustee such security or indemnity as may be required by them to save each of them harmless and, in each case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such

Security or Coupon and of the ownership thereof and, in each case of mutilation or defacement, shall surrender the Security and related Coupons to the Trustee or such agent.

Upon the issuance of any substitute Security or Coupon under this Section, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agent) connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Corporation may, instead of issuing a substitute Security, pay or authorize the payment of the same or the relevant Coupon (without surrender thereof except in the case of a mutilated or defaced Security or Coupon), if the applicant for such payment shall furnish to the Corporation and to the Trustee and any agent of the Corporation or the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in each case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

Every substitute Security or Coupon of any series issued pursuant to this
Section in lieu of any mutilated, destroyed, lost or stolen Security or Coupon shall constitute an additional contractual obligation of the Corporation, whether or not the mutilated, destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities or Coupons of such series duly authenticated and delivered hereunder. All Securities and Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Securities and Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

3.07     Payment; Interest Rights Preserved

(1) Except as otherwise provided in accordance with Section 3.01 for the Registered Securities of a particular series, payments of the principal of (and premium, if any) and interest on any Registered Security (other than a Registered Global Security) will be made at the Corporate Trust Office of the Trustee.

(2) Except as otherwise provided as contemplated by Section 3.01, interest on any Registered Security (other than a Registered Global Security) or on any Unregistered Security registered as to interest shall be paid to the Person in whose name such Security or whose entitlement to interest is registered at the close of business on the Regular Record Date for such interest and, at the option of the Corporation, may be paid (i)by mailing cheques for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the Security Register, or (ii)by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register.

(3) Interest on any Securities with Coupons attached (together with any additional related amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several Coupons for such interest instalments as are evidenced thereby as they severally mature.

(4) If any temporary Unregistered Security provides that interest thereon may be paid while in temporary form, the interest on any such temporary Unregistered Security (together with any additional related amounts payable pursuant to the terms of such Security) shall be paid, as to the instalments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other instalments of interest, if any, only upon presentation of such temporary Unregistered Security for notation thereon of the payment of such interest, in each case subject to any restrictions that may be established pursuant to Section 3.01.

(5) Interest on any Registered Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date ("Defaulted Interest") shall forthwith cease to be payable to the Person who was the Holder on the relevant Regular Record Date, and such Defaulted Interest may be paid by the Corporation, at its election in each case, as provided in paragraph (a) or (b) below:

                  (a) The Corporation may elect to make payment of any Defaulted Interest on Registered Securities and on Unregistered Securities registered as to interest to the Persons in whose names the Registered Securities or whose entitlements to interest are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Corporation shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Corporation shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted

                  Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this paragraph provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Corporation of such Special Record Date and, in the name and at the expense of the Corporation, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of the Registered Securities or each Person so entitled to interest at his or her address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be Paid to the Persons in whose names the Registered Securities or whose entitlements to interest are registered at the close of business on such Special Record Date.

                  (b) The Corporation may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, after notice given by the Corporation to the Trustee of the proposed payment pursuant to this paragraph.

3.08     Persons Deemed Owners

The Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name such Registered Security is registered in the Security Register as the owner of such Registered Security for the purpose of receiving payment of or on account of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Registered Security and for all other purposes whatsoever, whether or not such payment in respect of such Registered Security shall be overdue, and none of the Corporation, the Trustee and any agent of the Corporation or the Trustee shall be affected by any notice to the contrary. The Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon as the owner of such Unregistered Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such payment in respect of such Unregistered Security or Coupon shall be overdue, and none of the Corporation, the Trustee and any agent of the Corporation or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Person or Holder, or upon the order of any such Person or Holder, shall be valid and, to the extent of the amounts so paid, effectual to satisfy and discharge the indebtedness on any such Security or Coupon.

3.09     Cancellation

All Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of any sinking or analogous fund, if surrendered to the Corporation or any agent of the Corporation or any agent of the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of cancelled Securities and Coupons held by it and deliver a certificate of disposition to the Corporation. If the Corporation or its agent shall acquire any of the Securities or Coupons, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities or Coupons unless and until the same are delivered to the Trustee for cancellation.

3.10     Computation of Interest

Except as otherwise established pursuant to Section 3.01 for the Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months. For the purposes of disclosure under the Interest Act (Canada), the yearly rate of interest for any period of less than one year to which interest at a stated rate computed on the basis of a year of 360 days consisting of twelve 30-day months is equivalent is the stated rate multiplied by a fraction of which (a)the numerator is the product of (i)the actual number of days in the calendar year in which the first day of the relevant period falls and (ii)the sum of (A)the product of (x)30 and (y)the number of complete months elapsed in the relevant period and (B)the actual number of days elapsed in any incomplete month in the relevant period, and
(b)the denominator is the product of (i)360 and (ii)the actual number of days in the relevant period.

                                    Article 4

                           Satisfaction and Discharge

4.01     Satisfaction and Discharge of Indenture

This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, upon Corporation Request and at the expense of the Corporation, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

                  (a) either

                           (i) all Securities and Coupons theretofore authenticated and delivered (other than
                                    (A)Securities and Coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in
                                    Section 3.06 and (B)Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Corporation and thereafter repaid to the Corporation or discharged from such trust, as provided in Section 9.06) have been delivered to the Trustee for cancellation; or

                           (ii)     all such Securities and Coupons not
                                    theretofore delivered to the Trustee for cancellation:

                                    (A) have become due and payable, or


                                    (B) will become due and payable at their Stated Maturity within one year, or

                                    (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Corporation, and the Corporation, in the case of clause (A), (B) or (C) of this clause (a)(ii), has, in accordance with the conditions set forth in Section 12.04(a), made or caused to be made deposits in trust for the purpose in an amount which shall be sufficient to pay and discharge the entire indebtedness on such Securities and Coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities and Coupons which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (b) the Corporation has paid or caused to be paid all other sums payable hereunder by the Corporation; and

                  (c) the Corporation has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Corporation under Section 7.01(b), the obligations of the Corporation to the Trustee under Sections 6.03(g) and 9.01(d), the obligations of the Corporation to any Authenticating Agent under Section 6.13 and, if deposits shall have been made pursuant to subparagraph (a)(ii) of the first paragraph of this Section, the obligations of the Trustee under Sections 4.02 and 12.05 and the last paragraph of Section 9.06 shall survive.

4.02     Application of Trust Money

Subject to the provisions of the last paragraph of Section 9.06, all money deposited with the Trustee shall be held in trust and applied by it, in accordance with the provisions of the Securities, the Coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Corporation acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                    Article 5

                                    Remedies

5.01     Event of Default

"Event of Default", wherever used herein with respect to the Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default by the Corporation in the payment of all or any part of the principal of any of the Securities of such series when the same becomes due under any provision hereof or of such Securities;

                  (b) default by the Corporation in the payment of any interest upon any of the Securities of such series when and as the same shall become due and payable, and continuance of such default for a period of 30 days;

                  (c) default by the Corporation in the observance or performance of any of the covenants contained in Article Seven hereof;

                  (d) default by the Corporation in the observance or performance of any other covenant or condition contained in the Securities of such series or in this Indenture and to be observed or performed on the part of the Corporation and continuance of such default for a period of 60 days after notice in writing has been given by the Trustee to the Corporation specifying such default and requiring the Corporation to put an end to the same, which notice the Trustee may give on its own initiative and shall give when requested to do so by the Holders of not less than 25% in aggregate principal amount of the Securities of all series then Outstanding affected thereby;

                  (e) default by the Corporation in the payment of principal of or interest on any obligation for borrowed money (other than an obligation payable on demand or maturing less than 12 months from the creation or issue thereof) having an outstanding principal amount in excess of 5% of Shareholders' Equity in the aggregate at the time of default or in the performance of any other covenant of the Corporation contained in any instrument under which such obligations are created or issued, and the holders thereof, or a trustee, if any, for such holders declare such obligations to be due and payable prior to the stated maturities thereof, provided that if such default is waived by such holders or trustee, then the Event of Default hereunder shall be deemed to be waived without further action on the part of the Trustee or the Holders;

                  (f) the making of an order or the passing of an effective resolution for the winding-up, liquidation or dissolution of the Corporation, except in the course of carrying out, or pursuant to, a transaction in respect of which the provisions of Article Seven hereof are applicable and the conditions thereof are duly observed and performed;

                  (g) the making by the Corporation of a general assignment for the benefit of its creditors or other acknowledgement by the Corporation of its insolvency or the declaration of bankruptcy of the Corporation or the making by the Corporation of an authorized assignment or a proposal to its creditors under any bankruptcy or insolvency or analogous law;

                  (g.1) the appointment of a custodian or a receiver or receiver and manager or any other officer with similar powers in respect of the Corporation or of the property of the Corporation or any part thereof which is, in the opinion of the Trustee, a substantial part thereof, unless such process is in good faith disputed by the Corporation, but in that event the Corporation shall, if the Trustee so requires, give security which, in the discretion of the Trustee, is sufficient to pay in full the amount thereby claimed in case the claim is held to be valid;

                  (h) the taking by an encumbrancer of possession of the property of the Corporation or any part thereof which is, in the opinion of the Trustee, a substantial part thereof, or the levy or enforcement of any process or execution upon or against the property of the Corporation or any part thereof which is, in the opinion of the Trustee, a substantial part thereof and which process or execution remains unsatisfied for such period as would permit any such property to be sold thereunder, unless such process is in good faith disputed by the Corporation, but in that event the Corporation shall, if the Trustee so requires, give security which, in the discretion of the Trustee, is sufficient to pay in full the amount thereby claimed in case the claim is held to be valid; or

                  (i) any other Event of Default provided in or pursuant to the supplemental indenture or Directors' Resolution establishing the terms of such series of Securities as provided in
                  Section 3.01 or in the form or forms of Security for such series.

5.02     Acceleration of Maturity


If an Event of Default described in clause (a), (b) or (c) of Section 5.01 shall have occurred and be continuing with respect to the Securities of any series, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, the Trustee may in its discretion and shall upon requisition in writing made by the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Corporation, declare the entire principal (or, if any of the Securities of that series are Original Issue Discount Securities, the specified portion of the principal) of (and premium, if any, on) all the Securities of such series then Outstanding and the interest accrued thereon and all other money owing under the provisions of the Indenture in respect of such Securities to be due and payable to the Trustee on demand and upon any such demand the same shall forthwith become immediately due and payable to the Trustee. If an Event of Default described in clause (d) or (i) of Section 5.01 shall have occurred and be continuing with respect to the Securities of one or more series, then, and in each and every such case, unless the principal of all of the Securities of such affected series shall have already become due and payable, the Trustee may in its discretion and shall upon requisition in writing made by the Holders of not less than 25% in aggregate principal amount of the Securities of all such affected series then Outstanding (as one class), by notice in writing to the Corporation, declare the entire principal (or, if any of the Securities of that series are Original Issue Discount Securities, the specified portion of the principal) of (and premium, if any, on) all the Securities of all such affected series then Outstanding and the interest accrued thereon and all other money owing under the provisions of the Indenture in respect of such Securities to be due and payable to the Trustee on demand, and upon any such demand the same shall forthwith become immediately due and payable. If an Event of Default described in clause (e), (f), (g), (g.1) or (h) of Section 5.01 shall have occurred and be continuing, then, and in each and every such case, unless the principal of all Securities shall have already become due and payable, the Trustee may in its discretion and shall upon requisition in writing made by the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding (as one class), by notice in writing to the Corporation, declare the entire principal (or, if any of the Securities of that series are Original Issue Discount Securities, the specified portion of the principal) of (and premium, if any, on) all the Securities then Outstanding and the interest accrued thereon and all other money owing under the provisions of the Indenture in respect of such Securities to be due and payable to the Trustee on demand, and upon any such demand the same shall forthwith become immediately due and payable.

The Corporation shall, upon demand of the Trustee, forthwith pay to the Trustee, for the benefit of the Holders of the Securities of each such series, the whole amount then due and payable on such Securities, including all Coupons appertaining thereto, for the principal (or, if any of the Securities of that series are Original Issue Discount Securities, the specified portion of the principal) of (and premium, if any) and interest accrued to the date of such payment on all such Securities of such series and all other money owing under the provisions of the Indenture in respect of such Securities, together with interest from the date of such demand to the date of such payment upon overdue principal and premium and, to the extent that payment of such interest shall be enforceable under applicable law, on overdue instalments of interest and on such other money at the same rate as the rate of interest (or Yield to Maturity, in the case of Original Issue Discount

Securities) specified in the Securities of such series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and Counsel, except as a result of negligence or bad faith. Until such demand shall be made by the Trustee, the Corporation shall pay the principal of (and premium, if any) and interest on the Securities of such series to the Holders in accordance with the terms hereof and thereof, whether or not payment of any amount in respect of such Securities of such series shall be overdue.

If an Event of Default shall have occurred and be continuing the Trustee shall, within 30 days after it becomes aware of the occurrence of such Event of Default, give notice of such Event of Default to the Holders of the Securities of all series then Outstanding affected thereby in the manner provided in
Section 1.07, provided that, notwithstanding the foregoing, except in the case of Events of Default described in clauses (a) and (b) of Section 5.01, the Trustee shall not be required to give such notice if the Trustee in good faith shall have decided that the withholding of such notice is in the best interests of the Holders of the Securities of all series then Outstanding affected thereby and shall have so advised the Corporation in writing. Where a notice of the occurrence of an Event of Default has been given to the Holders of such Securities pursuant to the preceding sentence and the Event of Default is thereafter cured, the Trustee shall give notice that the Event of Default is no longer continuing to the Holders of such Securities within 30 days after it becomes aware that the Event of Default has been cured.

5.03     Waiver of Default

In the event of the acceleration of maturity with respect to Securities of any series as provided in Section 5.02 hereof, and prior to such time as a judgment or decree for payment of the money due has been obtained by the Trustee as hereinabove in this Article provided, the Holders of a majority in aggregate principal amount of the Securities of such affected series then Outstanding (voting as one class, except in the case of Events of Default described in clauses (a) and (b) of Section 5.01, in which case each series of Securities as to which such an Event of Default shall have occurred shall vote as a separate class) shall have the power exercisable by the Act of such Holders to direct the Trustee to waive the default or to cancel the declaration made by the Trustee or both and the Trustee shall thereupon waive the default or cancel the declaration or do both if:

                  (a) the Corporation has paid or deposited with the Trustee a sum sufficient to pay:

                           (i) all overdue interest on all Securities of that series,

                           (ii) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                           (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates specified therefor in such Securities, and

                           (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;
                                    and

                  (b) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which has become due solely by such declaration of acceleration, have been cured or waived;

provided that no such waiver or cancellation shall extend to or shall affect any subsequent default or breach or shall impair any right consequent thereon. So long as it has not become bound as provided in this Article Five to enforce payment of the principal of (or premium, if any) or interest on all the Securities of such series then Outstanding the Trustee shall have power to waive any default arising hereunder if in the Trustee's opinion the same has been cured or adequate satisfaction made therefor, and in such event to cancel any such declaration theretofore made.

5.04     Enforcement of Payment of Trustee

Subject to the provisions of Section 5.03, in case the Corporation shall fail to pay to the Trustee or the Holders of the Securities of any series then Outstanding the principal of (or premium, if any) or interest accrued on all the Securities of such series and other money owing hereunder, the Trustee may in its discretion and shall upon the requisition in writing of the Holders of not less than 25% in principal amount of the Securities of such series and upon being indemnified to its reasonable satisfaction against all costs, expenses and liabilities to be incurred, in its own name and as trustee of an express trust, institute judicial proceedings for the collection of the amounts so due and unpaid, prosecute such proceedings to judgment or final decree and enforce the same against the Corporation or any other obligor upon such Securities of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Corporation or any other obligor upon such Securities, wherever situated.

If an Event of Default with respect to the Securities of any series shall occur and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

5.05     Trustee May File Proofs of Claim

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Corporation or any other obligor upon the Securities of any series or the property of the Corporation or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Corporation for the payment of overdue principal, premium or interest) shall be entitled and empowered, either in its own name or as trustee of an express trust, or as attorney-in-fact for the respective Holders of the Securities of any series, or in any one or more of such capacities, by intervention in such proceeding or otherwise:

                  (a) to file and prove a claim, debt, petition or other document for the whole amount of the principal (and premium, if any) and interest (or if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of each series, and to execute and file such other papers or documents and do and perform all such things as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, except as a result of negligence or bad faith) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, except as a result of negligence or bad faith, and any other amounts due the Trustee under clause (d) of Section 9.01.

The Trustee is hereby irrevocably appointed (and the successive respective Holders of the Securities of each series by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Holders of such Securities with authority to do and perform any and all such acts contemplated by clauses (a) and (b) of this Section for and on behalf of such Holders as may be necessary or advisable in the opinion of the Trustee. Nothing herein contained shall be deemed to authorize the Trustee, unless so authorized by Act of the Holders, to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

5.06     Trustee May Enforce Claims without Possession of Securities

All rights of action and claims under this Indenture, or under the Securities of any series or any Coupons appertaining thereto, may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or such Coupons or the production thereof in any suit or proceeding relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, except as a result of negligence or bad faith, be for the rateable benefit of the Holders of the Securities and Coupons in respect of which such judgment has been recovered subject to the provisions of this Indenture.

In any suit or proceeding brought by the Trustee (and also in any suit or proceeding involving the interpretation or construction of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities and Coupons appertaining thereto in respect to which action was taken, and it shall not be necessary to make any Holders of such Securities or Coupons parties to any such proceedings.

5.07     Application of Moneys Collected

Any moneys collected or received by the Trustee pursuant to this Article in respect of the Securities of any series shall be applied in the following order, at the date or dates fixed by the Trustee and, in the case of any distribution of such moneys on account of the principal of (or premium, if any) or interest on the Securities of such series, upon presentation of the several Securities and Coupons appertaining thereto in respect of which moneys have been collected and the notation thereon of such distribution if such principal, premium and interest be only partially paid or upon surrender thereof if fully paid:

                  (a) firstly, to pay or reimburse to the Trustee and the Holders of the Securities of such series the costs, charges, expenses, advances and compensation to the Trustee in or about the execution of its trust, or otherwise in relation hereto, with interest thereon as herein provided;

                  (b) secondly, in or towards payment of interest on any overdue interest on such Securities of such series and thereafter in or towards payment of the accrued and unpaid interest on such Securities of such series and interest on any other money owing under the provisions of this Indenture and thereafter in or towards payment of the principal (and premium, if any) of such Securities of such series (or if the Holders of a majority in aggregate principal amount of the Securities of such affected series then Outstanding (as one class) shall have directed payments to be made in accordance with any other order of priority, or without priority as between principal (and premium, if any) and interest, then such money shall be applied in accordance with such direction); provided that no payment shall be made in respect of any interest the time of payment of which has been extended contrary to the provisions of Section 9.01(c) hereof, until the prior payment in full of all other money payable hereunder; and

                  (c) thirdly, the surplus, if any, of such money shall be paid to the Corporation or any other Person lawfully entitled thereto.

5.08     Limitation on Suits

No Holder of any Security of any series or of any Coupon shall have any right to institute any action, suit or proceeding, judicial or otherwise, with respect to this Indenture, for payment of any principal, premium, if any, or interest owing on any

Security or Coupon, or for the execution of any trust or power hereunder or for the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official, or to have the Corporation wound up, or for any other remedy hereunder, unless:

                  (a) such Holder shall have previously given written notice to the Trustee of the occurrence of a continuing Event of Default hereunder with respect to the Securities of such series;

                  (b) the Holders of not less than 25% in aggregate principal amount of the Securities of each affected series then Outstanding (determined as provided in Section 5.02 and as one class) shall have made written request to the Trustee to institute such proceeding in its own name as Trustee hereunder;

                  (c) such Holder or Holders shall have offered to the Trustee, when so requested by the Trustee, reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute such action, suit or proceeding; and

                  (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of not less than a majority in aggregate principal amount of the Securities of each affected series then Outstanding (determined as provided in Section 5.02 and as one class);

it being understood and intended that no one or more Holders of Securities of any series or Coupons appertaining thereto shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of the Securities or the Coupons, or to obtain or to seek to obtain preference or priority over any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal and rateable benefit of all Holders of Securities of the affected series and Coupons appertaining thereto.

5.09     Unconditional Right of Holders to Receive Principal, Premium and
         Interest

Notwithstanding any other provision in this Indenture or any provision of any Security of any series, the Holder of a Security of any series or Coupon appertaining thereto shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Security or Coupon on the Stated Maturity or Stated Maturities expressed in such Security or Coupon or, in the case of redemption, on the Redemption Date and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

5.10     Restoration of Rights and Remedies

In case the Trustee or any Holder shall have proceeded to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then, and in every such case, the Corporation, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder; and all rights, remedies and powers of the Corporation, the Trustee and the Holders shall continue as though no such proceeding had been taken.

5.11     Rights and Remedies Cumulative

Except as otherwise provided with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Securities and Coupons in the last sentence of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

5.12     Delay or Omission Not Waiver

No delay or omission of the Trustee or of any Holder of Securities or Coupons to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

5.13     Control by Holders

The Holders of not less than a majority in aggregate principal amount of the Securities of each affected series at the time Outstanding (determined as provided in Section 5.02 and voting as one class) shall have the right exercisable by Act of such Holders to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such affected series, provided that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture; and

                  (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

5.14     Waiver of Past Defaults

Prior to the declaration of acceleration of the Maturity of Securities of any series as provided by Section 5.02, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding with respect to which a default or breach or an Event of Default shall have occurred and be continuing (determined as provided in Section 5.02 and voting as one class) shall have the right exercisable by Act of such Holders to waive any past default or breach or Event of Default and its consequences, except a default

                  (a) in the payment of the principal of or any premium or interest on any Security of any such series, or

                  (b) in respect of a covenant or provision hereof which under Article Eight cannot be modified or amended without the consent of all Holders of all Outstanding Securities of any such series affected.

Upon any such waiver, such default or breach shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or breach or Event of Default or impair any right consequent thereon.


5.15     Undertaking for Costs

All parties to this Indenture agree, and each Holder of any Security or Coupon by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (i)any suit instituted by the Corporation, (ii)any suit instituted by the Trustee, (iii)any suit instituted by any Holder, or group of Holders, of the Securities of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clause (d) or
(i)of Section 5.01 (if the suit relates to the Securities of more than one but less than all series then Outstanding), 10% in aggregate principal amount of the Securities then Outstanding and affected thereby, or, in the case of any suit relating to or arising under clause (d) or (i) (if the suit relates to all the Securities then Outstanding) or clause (e), (f), (g), (g.1) or (h) of Section 5.01, 10% in aggregate principal amount of all Securities then Outstanding or
(iv)any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest (including interest evidenced by a Coupon) on any Security on or after the Stated Maturity or Stated Maturities expressed in such Security or Coupon or, in the case of redemption, on or after the Redemption Date.

5.16     Waiver of Usury, Stay or Extension Laws

The Corporation covenants (to the fullest extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Corporation (to the fullest extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted; provided that this Section 5.16 shall not preclude the Corporation from accessing or exercising any rights it may have under applicable bankruptcy, reorganization, insolvency or similar laws.

                                    Article 6

                                   The Trustee

6.01     Certain Duties and Responsibilities

(1) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

(2) The Trustee, in exercising its powers and discharging its duties prescribed or conferred by this Indenture, shall

                  (a) act honestly and in good faith with a view to the best interests of the Holders of Securities issued hereunder, and

                  (b) exercise the care, diligence and skill of a reasonably prudent trustee.

(3) In the absence of bad faith on its part, the Trustee, in the exercise of its rights and duties hereunder, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to and comply with the requirements of this Indenture.

(4) No provision of this Indenture shall be construed to relieve the Trustee from the duties imposed on it in Sections 6.01(2) and (3) or from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (a) this Section shall not be construed to limit the effect of Sections 6.01(1), (2) and (3);

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with an appropriate direction of the Holders pursuant to
                  Section 5.13 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.


(5) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

(6) The Trustee shall not be appointed as receiver, receiver and manager or liquidator of the Corporation or all or any part of the Corporation's property, assets or undertaking.

6.02     Certain Rights of Trustee

Subject to the provisions of Section 6.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, Coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any order, request or direction of the Corporation mentioned herein shall be sufficiently evidenced by a Corporation Request or Corporation Order and any resolution of the Directors shall be sufficiently evidenced by a Directors' Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate, including (i)as to any statements of fact, as evidence of the truth of such statements, and (ii)to the effect that any particular dealing or transaction or step or thing is, in the opinion of the Officers so certifying, expedient, as evidence that it is expedient; provided that the Trustee may in its sole discretion require from the Corporation or otherwise further evidence or information before acting or relying on such certificate;

                  (d) the Trustee may employ or retain such agents, counsel and other assistants as it may reasonably require for the proper discharge of its duties hereunder and may pay reasonable remuneration for all services performed for it;

                  (e) the Trustee may, in relation to this Indenture, act on the opinion or advice of or on information obtained from any Counsel, notary, valuer, surveyor, engineer, broker, auctioneer, accountant or other expert, whether obtained by the Trustee or by the Corporation or otherwise;

                  (f) the Trustee may consult with Counsel and the written advice of such Counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (g) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered and furnished to the Trustee funds for the purpose and reasonable indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (h) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, Coupon, other evidence of indebtedness or other paper or document, or any investigation of the books and records of the Corporation (but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Corporation, personally or by agent or attorney), unless requested to do so by the Act of the Holders of a majority in aggregate principal amount of the Securities of such affected series then Outstanding; provided, however, that the Trustee may require reasonable indemnity against the costs, expenses or liabilities likely to be incurred by it in the making of such investigation; and

                  (i) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

6.03     Protection of Trustee

By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:


                  (a) the recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Corporation, and neither the Trustee nor any Authenticating Agent shall be liable for or assume any responsibility for their correctness;

                  (b) the Trustee makes no representations as to, and shall not be liable for, the validity or sufficiency of this Indenture or of the Securities or Coupons;

                  (c) neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Corporation of any of the Securities or Coupons or of the proceeds thereof;

                  (d) nothing herein contained shall impose any obligation on the Trustee to see or to require evidence of registration or filing (or renewals thereof) of this Indenture or any instrument ancillary or supplemental hereto;

                  (e) the Trustee shall not be bound to give any notice of the execution hereof;

                  (f) the Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the covenants herein contained or of any act of the agents or servants of the Corporation; and

                  (g) the Corporation shall indemnify the Trustee for, and hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

6.04     Trustee Not Required to Give Security

The Trustee shall not be required to give security for the execution of the trusts or its conduct or administration hereunder.

6.05     No Person Dealing with Trustee Need Enquire

No person dealing with the Trustee shall be concerned to enquire whether the powers that the Trustee is purporting to exercise have become exercisable, or whether any money remains due upon the Securities or to see to the application of any money paid to the Trustee.

6.06     May Hold Securities


The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Corporation, in its individual or in any other capacity, may become the owner or pledgee of the Securities or Coupons and, subject to Section 6.08, may otherwise deal with the Corporation with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent, and without being liable to account for any profit made thereby.

6.07     Moneys Held in Trust

Any money held by the Trustee, which under the trusts of this Indenture may be invested, shall be invested and reinvested by the Trustee, in accordance with Corporation Order, in its name or under its control in any securities in which trustees are, by the laws of the Province of Alberta, authorized to invest. Pending such investment, such money shall be placed by the Trustee on deposit at interest at the then current rate in a Canadian chartered bank or trust company. Unless otherwise provided in this Indenture, all interest or other income received by the

Trustee from deposits and investments under this Section shall belong to the Corporation.

6.08     Conflict of Interest

(1) The Trustee represents to the Corporation that at the time of the execution and delivery hereof no material conflict of interest exists between the Trustee's role as a fiduciary hereunder and the Trustee's role in any other capacity and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after becoming aware that a material conflict of interest exists, either eliminate the same or resign its trust hereunder.

(2) If, notwithstanding Section 6.08(1), the Trustee has a material conflict of interest, the validity and enforceability of this Indenture, of the security interest (if any) constituted by or under this Indenture and of the Securities of any series issued hereunder shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest.

(3) If the Trustee contravenes Section 6.08(1), the Corporation or the Holders of not less than 25% in aggregate principal amount of the Securities of any series affected thereby may apply to the Court of Queen's Bench of Alberta for any order that the Trustee be replaced, and such court may make an order on such terms as it thinks fit.

6.09     Corporate Trustee Required; Eligibility

There shall at all times be a Trustee hereunder for each series of Securities which shall be a corporation resident or authorized to carry on the business of a trust company in the Province of Alberta and, if more than one Person is appointed a Trustee hereunder for any series of Securities, such second Trustee may be (i)a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by United States Federal or State authority, or (ii)a corporation or other Person organized and doing business under the laws of any other government which is permitted to act as Trustee pursuant to any rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by an authority of such government, or a political subdivision thereof, substantially equivalent to the supervision or examination applicable to an institution described in clause (i)above, in each case under clauses (i) and (ii) having a combined capital and surplus of at least $50,000,000 and an office in New York, New York, provided that there shall be such a corporation or other Person in such location willing to act upon customary and reasonable terms. If such corporation or other Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or other Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Corporation nor any Person directly or indirectly controlling, controlled by or under common control with the Corporation shall serve as Trustee. For purposes of the preceding sentence, the term "control" shall mean the power to direct the management and policies of a Person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

6.10     Resignation and Removal; Appointment of Successor

(1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

(2) The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder at any time with respect to the Securities of one or more series by giving to the Corporation three months' notice in writing or such shorter notice as the Corporation may accept as sufficient. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 90 days after the giving of such notice of resignation, the resigning Trustee may apply to the Court of Queen's Bench of Alberta for an order for the appointment of a Successor Trustee with respect to the Securities of such series.

(3) The Trustee may be removed at any time with respect to the Securities of any series by the Act of the Holders of a majority in aggregate principal amount of the Securities of such series then Outstanding delivered to the Trustee and to the Corporation.

(4)      If at any time:


                  (a) the Trustee shall fail to comply with Section 6.08(1) with respect to the Securities of any series after written request therefor by the Corporation or by any Holder who has been a bona fide Holder of a Security of such series for at least six months; or

                  (b) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Corporation or by any such Holder; or

                  (c) the Trustee shall be dissolved, shall become incapable of acting or shall become or be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case (i)the Corporation by a Directors' Resolution may remove the Trustee with respect to the Securities of any or all series, as appropriate, or (ii)subject to Section 5.15, any Holder who has been a bona fide Holder of a Security of an affected series for at least six months may, on behalf of such Holder and all other Holders similarly situated, apply to the Court of Queen's Bench of Alberta for an order for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

(5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Corporation, by a Directors' Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of such series and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Securities of such series then Outstanding delivered to the Corporation and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Corporation with respect to the Securities of such series. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Corporation or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of such Holder and all other Holders similarly situated, apply to the Court of Queen's Bench of Alberta for any order for the appointment of a successor Trustee with respect to the Securities of such series.


(6) The Corporation shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series (i)if any Unregistered Securities of any affected series are then Outstanding, to the Holders thereof by publication of such notice at least once in an Authorized Newspaper in Canada, if required, and, if required, The City of New York, and, if required, the United Kingdom and, if required, Luxembourg, (ii)if any Unregistered Securities of any affected series are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee by mailing such notice to such Holders at such addresses (and the Trustee shall make such addresses available to the Corporation for such purpose) and (iii)if any Registered Securities of any affected series are then Outstanding, to the Holders thereof by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the Corporation shall fail to give such notice within 10days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Corporation. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

6.11     Acceptance of Appointment by Successor

(1) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more series, each successor Trustee so appointed shall execute, acknowledge and deliver to the Corporation and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee with respect to such applicable series of the Securities shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to such applicable series; but, on the request of the Corporation or the successor Trustee, such retiring Trustee shall, upon payment of its charges then unpaid, execute, acknowledge and deliver an instrument transferring to such successor Trustee all such rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(2) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but less then all) series, the Corporation, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute, acknowledge and deliver an indenture supplemental hereto in which each successor Trustee shall accept such appointment and which shall (i) contain such provisions as shall be deemed necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of each series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee shall not be retiring with respect to the Securities of all series, contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of the series as to which the retiring Trustee shall not be retiring shall continue to be vested in the retiring Trustee and
(iii) add to or change any of the provisions of this Indenture to the extent necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture (except as specifically provided for therein) shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of each series to which the appointment of such successor Trustee relates, and such retiring Trustee shall duly assign, transfer and deliver to each successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of each series to which the appointment of such successor Trustee relates.

(3) Upon request of any such successor Trustee, the Corporation shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in subsection (1) or (2) of this Section, as the case may be.

(4) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

6.12     Merger, Consolidation, Amalgamation or Succession to Business

Any corporation into which the Trustee may be merged or with which it may be consolidated or amalgamated, or any corporation resulting from any merger, consolidation or amalgamation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or instrument or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as though such successor Trustee had itself authenticated such Securities.

6.13     Appointment of Authenticating Agent

The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of the Securities which shall be authorized to act on behalf of, and subject to the direction of, the Trustee to authenticate the Securities of such series, including Securities issued upon original issue, exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06; and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as though authenticated by the Trustee. Wherever reference is made in this Indenture to the authentication and delivery of the Securities of any series by the Trustee or to the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by any Authenticating Agent for such series and a certificate of authentication executed on behalf of the Trustee by such Authenticating Agent. Each Authenticating Agent shall be acceptable to the Corporation and shall at all times be either (i) a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority or (ii) a corporation or other Person organized and doing business under the laws of Canada or any province thereof or England or Luxembourg, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by governmental authority of its jurisdiction of incorporation and organization. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated or amalgamated, or any corporation resulting from any merger, conversion, consolidation or amalgamation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of any Authenticating Agent, shall be the successor to such Authenticating Agent with respect to all series of the Securities for which it served as Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

Any Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Corporation. The Trustee may at any time terminate the appointment of any Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Corporation. Upon receiving such notice of resignation or upon such termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Corporation and shall, at the expense of the Corporation, provide notice of such appointment to all Holders of the Securities affected thereby in the manner provided in Section 6.10 with respect to the appointment of a successor Trustee. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as though originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Corporation agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services hereunder.

6.14     Environmental Indemnity

Subject to Section 6.01(4), the Corporation shall indemnify the Trustee, its directors, officers, employees and agents, and all of their respective successors and assigns, (collectively in this Section 6.14, the "Indemnified Parties") against any loss, expense, claim, liability or asserted liability (including (i) strict liability, (ii) costs and expenses of abatement and remediation of spills or releases of contaminants, (iii) liabilities of the Indemnified Parties to Persons in respect of bodily injury, property damage, damage to or impairment of the environment or any other injury or damage and
(iv) liabilities of the Indemnified Parties to Persons for foreseeable and unforseeable consequential damages) incurred as a result of:

                  (a) the administration of any trust created by this Indenture; or

                  (b) the exercise by the Trustee of any rights under this Indenture;

which result from or relate, directly or indirectly, to:

                  (c) the presence or release of any contaminants, by any means or for any reason, on the Corporation's property or assets, whether or not release or presence of the contaminants was under the control, care or management of the Corporation, or of a previous owner or of a tenant;

                  (d) any contaminant present on or released from any property contiguous to the Corporation's property or assets; or

                  (e) the breach or alleged breach of any environmental laws by the Corporation.

                                    Article 7

              Consolidation, Merger, Amalgamation, Sale Or Transfer

7.01     Successor Corporation

The Corporation shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other Person (herein called a "Successor Corporation") (whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale or otherwise) unless:

                  (a) following consummation of the transaction, the Successor Corporation will be a corporation, partnership or trust, validly existing under the laws of Canada or any province thereof, the United States of America or any State thereof or the District of Columbia;

                  (b) prior to or contemporaneously with the consummation of such transaction the Corporation and the Successor Corporation shall have executed such instruments and done such things as are necessary or advisable to establish that upon the consummation of such transaction:

                           (i) the Successor Corporation will have assumed all the covenants and obligations of the Corporation under this Indenture in respect of the Securities of every series; and

                           (ii) the Securities of every series will be valid and binding obligations of the Successor Corporation entitling the Holders thereof, as against the Successor Corporation, to all the rights of Holders of Securities under this Indenture;

                  (c) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Corporation or any Subsidiary as a result of such transaction as having been incurred by the Corporation or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (d) if, as a result of any such transaction, properties or assets of the Corporation would become subject to a mortgage, charge, hypothec, pledge or other security or encumbrance to secure any indebtedness for borrowed money, the Corporation or Successor Corporation, as the case may be, shall take such steps as shall be necessary to comply with clause (e) of
                  Section 9.01, treating the mortgage, charge, hypothec, pledge or other security or encumbrance as having been created by the Corporation at the time of such transaction; and

                  (e) the Corporation has delivered to the Trustee an Opinion of Counsel in effect stating that clauses (a), (b) and (d) of this Section have been complied with and an Officers' Certificate in effect stating that clause (c) of this Section has been complied with.

7.02     Successor to Possess Powers of the Corporation

Whenever the conditions of Section 7.01 hereof shall have been duly observed and performed the Successor Corporation shall possess and from time to time may exercise each and every right and power of the Corporation under this Indenture in the name of the Corporation or otherwise and any act or proceeding by any provision hereof required to be done or performed by any Director or Officer of the Corporation may be done and performed with like force and effect by the like directors or officers of the Successor Corporation.

                                    Article 8

                             Supplemental Indentures

8.01     Supplemental Indentures Without Consent of Holders

Without the consent of the Holders of any series, the Corporation, when authorized by a Directors' Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any one or more of the following purposes:

                  (a) to evidence the succession of another Person, or successive successions of other Persons, to the Corporation and the assumption by any such successor of the covenants and obligations of the Corporation herein and in the Securities and the Coupons appertaining thereto;

                  (b) to add to the covenants of the Corporation for the benefit of the Holders of all or any series of the Securities (and if such covenants are to be for the benefit of less than all series of the Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Corporation;

                  (c) to add any additional Events of Default with respect to all or any series of the Securities;

                  (d) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of the Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons or to permit or facilitate the issuance of Securities in uncertificated form;

                  (e) to add to, change or eliminate any provision of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

                  (f) to secure the Securities and the Coupons appertaining thereto pursuant to the requirements of Section 9.01 or otherwise;

                  (g) to establish the form or forms and the terms of the Securities of any series as permitted by Sections 2.01 and

                  3.01;

                  (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

                  (i) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be defective or inconsistent with any other provision herein or in any supplemental indenture, or to make any other provisions as may be necessary or desirable, including the making of any modifications in the form of the Securities and the Coupons appertaining thereto, provided that such action shall be not prejudicial to the interests of the Holders of the Securities of any series or the Coupons appertaining thereto.

8.02     Supplemental Indentures With Consent of Holders

With the consent of the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding affected by such supplemental indenture (voting as one class), by Act of such Holders delivered to the Corporation and the Trustee, the Corporation, when authorized by a Directors' Resolution, and the Trustee, at any time or from time to time, shall enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series or of the Coupons appertaining thereto; provided, however, that no such supplemental indenture shall, without the consent of all Holders of all Outstanding Securities affected thereby:

                  (a) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, such Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change any Place of Payment where, or the coin or currency in which, such Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated

                  Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or


                  (b) reduce the percentage in principal amount of the Outstanding Securities of such series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain Events of Default hereunder and their consequences) provided for in this Indenture, or

                  (c) modify any of the provisions of this Section or
                  Section 5.14, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee", in accordance with the requirements of Sections 6.11 and 8.01(h) and concomitant changes in this Section, or the deletion of this proviso.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more (but less than all) series of the Securities, or which modifies the rights of the Holders of such series or of the Coupons appertaining thereto with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of the Securities of any other series or of the Coupons appertaining thereto.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

8.03     Execution of Supplemental Indentures

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

8.04     Effect of Supplemental Indentures

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a Part of this Indenture for all purposes; and every Holder of the Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


8.05     Reference in Securities to Supplemental Indentures

The Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Corporation shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Corporation, to any such supplemental indenture may be prepared and executed by the Corporation and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                    Article 9

                          Covenants of the Corporation

9.01     General Covenants

The Corporation hereby covenants and agrees that, subject to all the provisions of this Indenture:

                  (a) it will duly and punctually pay or cause to be paid to the Holder of every Security of each series the principal thereof, premium thereon, if any, and interest accrued thereon and, in case of default, interest on the amount in default, on the dates and at the places, in the money and in the manner mentioned herein and in such Securities;

                  (b) it will at all times maintain its corporate existence and will carry on and conduct its business in a proper and efficient manner; provided, however, that nothing herein contained shall prevent the Corporation from ceasing to operate any business or property if, in the opinion of the Directors, it shall be advisable and in the best interests of the Corporation so to do;

                  (c) in order to prevent any accumulation after the Stated Maturity of interest, it will not, directly or indirectly, extend or assent to the extension of time for payment of any interest upon any Security, and will not, directly or indirectly, be a party to or approve any such arrangement by purchasing or funding such interest or in any other manner;

                  (d) it will pay the Trustee reasonable remuneration for its services hereunder and will repay to the Trustee on demand all expenditures or advances whatever which the Trustee may reasonably make or incur in and about the execution of the trusts hereby created, and such money shall be payable out of any funds coming into the possession of the Trustee in priority to any Security, except funds held in trust for the benefit of the Holders of particular Securities or Coupons. The said remuneration shall continue to be payable until the trusts hereof shall be finally wound up and whether or not the trusts hereof shall be in the course of administration by or under the direction of a court; and

                  (e) it will not create any mortgage, charge, hypothec, pledge or other security or encumbrance on any of its property or assets to secure any indebtedness for borrowed money without also at the same time or prior thereto securing the Securities then Outstanding so that, in the Opinion of Counsel, such Securities shall be secured equally and rateably with such other indebtedness for borrowed money, provided that this covenant shall not apply to nor operate to prevent:

                  (i) any security, except on fixed assets and shares of any Subsidiary or Associate, given in the ordinary course of business to any bank or banks, or others, to secure any indebtedness payable on demand or maturing within 12 months of the date that such indebtedness is originally incurred;

                  (ii)     any Purchase Money Mortgage;

                  (iii) any security on cash or marketable securities of the Corporation granted in connection with crude oil, natural gas or natural gas liquids price hedging arrangements;

                  (iv) any security on any Petroleum and Natural Gas Right, tangible assets associated therewith or the products derived therefrom or the proceeds of sale of such products, to secure production payments, royalties, carried interests and similar obligations or to secure obligations in connection with or necessarily incidental to commitments of purchase and sale of, or the transportation or distribution of, products derived from the Petroleum and Natural Gas Right, including without limitation forward sales;

                  (v) any security on any resource property of the Corporation that has not been in commercial production during the 12-month period ending on the date hereof, or has not been in commercial production during the 12-month period ending at the time of the imposition of such security to secure any indebtedness incurred for the development or improvement thereof or the development or improvement of any other resource property of the Corporation that has not been in commercial production during the 12-month period ending on the date hereof or has not been in commercial production during the 12-month period ending at the time of the imposition of such security;


                  (vi) any security in favour of the government of any country in which the Corporation owns assets or carries on business or the government of any province, state, municipality or other political subdivision in any such country, or any department or agency of any such government, given pursuant to a contract, concession, lease, license, franchise, grant, permit or other instrument pertaining to such assets or business or required by applicable laws;

                  (vii) liens for taxes, assessments or other governmental charges not yet due or, if due, the validity of which is being contested in good faith, and liens for the excess of the amount of any past due taxes for which a final assessment has not been received over the amount of such taxes as estimated and paid by the Corporation;

                  (viii) unless it constitutes an Event of Default, the lien of any judgment rendered or claim filed against the Corporation, which is being contested in good faith;

                  (ix) undetermined or inchoate liens and charges (including builders', mechanics', warehousemen's, carriers' and other similar liens) incidental to construction or current operations which relate to obligations not due or delinquent or which are being contested in good faith by the Corporation;

                  (x) liens incurred or created in the ordinary course of business on any particular Petroleum and Natural Gas Right or on any tangible assets associated therewith as security, in favour of any other person who is conducting the exploration, exploitation, development or operation of the property or asset, to secure payment by the Corporation of its proportion of the costs and expenses of such exploration, exploitation, development or operation incurred by such other person;

                  (xi) any security given by the Corporation to a public utility or municipality or governmental or other public authority when required by such utility or municipality or other authority in connection with utility or municipal services required for the operations of the Corporation in the ordinary course of its business;

                  (xii) any security on a lease or other instrument permitting the extraction of substances other than crude oil, natural gas, natural gas liquids and related products by the Corporation, provided that any such lease does not interfere with the enjoyment by the Corporation of any Petroleum and Natural Gas Right;

                  (xiii) any renewal, refunding or extension of any security or encumbrance referred to in the foregoing clauses
                           (i) or (xii) or of any security or encumbrance on any property in existence at the time of acquisition thereof, in which the principal outstanding after such renewal, refunding or extension is not increased and the security or encumbrance is limited to the property originally subject thereto and any improvements thereon; or

                  (xiv) any security or encumbrance, other than those referred to in the foregoing clauses (i) to (xiii), created by the Corporation if, after giving effect to the creation of such security or encumbrance, the aggregate principal amount of the indebtedness secured by such securities or encumbrances would not be greater than 5% of Shareholders' Equity.

9.02     Trustee May Perform Covenants

If the Corporation shall fail to perform any of its covenants contained in this Indenture, the Trustee may notify the Holders of Securities of each series affected thereby of such failure on the part of the Corporation or it may itself perform any such covenants capable of being performed by it, but shall be under no obligation so to do. All sums expended or advanced by the Trustee in such connection shall be repayable to the Trustee. No such performance or advance by the Trustee shall be deemed to relieve the Corporation from any default hereunder.

9.03     Certificates of Compliance

The Corporation shall deliver to the Trustee annually within 120 days (or such longer periods as the Trustee in its discretion may consent to) after the end of each fiscal year, and at any other reasonable time if the Trustee so requires, an Officers' Certificate stating that the Corporation has complied with all covenants, conditions or other requirements contained in this Indenture, non-compliance with which would, with the giving of notice or the lapse of time, or both, or otherwise, constitute an Event of Default hereunder or, if the Corporation has not complied with all such requirements, giving particulars as to each non-compliance.

9.04     Financial Statements

The Corporation shall annually within 120 days (or such longer period as the Trustee in its discretion may consent to) after the end of its fiscal year furnish to the Trustee a copy of the consolidated financial statements and of the report of the Corporation's Auditors thereon which are furnished to the shareholders of the Corporation. The Trustee shall have no obligation to analyze such financial statements or to evaluate the financial performance of the Corporation as indicated therein in any manner whatsoever.

9.05     Maintenance of Office or Agency

The Corporation will maintain in each Place of Payment for the Securities of any series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Corporation in respect of the Securities of that series and this Indenture may be served. The Corporation will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Corporation shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Corporation hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

The Corporation may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Corporation of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Corporation will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

9.06     Money for Securities Payments to Be Held in Trust

If the Corporation shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

Whenever the Corporation shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, and (unless such Paying Agent is the Trustee) the Corporation will promptly notify the Trustee of its action or failure so to act. The Corporation will cause each Paying Agent for the Securities of any series other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will, during the continuance of any default by the Corporation (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

The Corporation may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Corporation Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Corporation or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Corporation or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or then held by the Corporation, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Corporation on Corporation Request, or (if then held by the Corporation) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Corporation for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Corporation as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Corporation cause to be published once, in an Authorized Newspaper in Canada, if required, and, if required, The City of New York and, if required, the United Kingdom and, if required, Luxembourg, notice that such money remains unclaimed and that, after a date specified therein, which shall be not less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Corporation.

9.07     Maintenance of Corporate Existence

Subject to Article Seven, the Corporation will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

9.08     Payment of Taxes and Other Claims

The Corporation will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i)all taxes, assessments and governmental charges levied or imposed upon the Corporation or upon the income, profits or property of the Corporation, and (ii)all lawful claims against the Corporation for labour, materials and supplies which, if unpaid, might by law become a lien upon the property of the Corporation; provided, however, that the Corporation shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                                   Article 10

                            Redemption of Securities

10.01    Applicability of Article

The Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise established in accordance with Section 3.01 for the Securities of a particular series) in accordance with this Article.

10.02    Election to Redeem; Notice to Trustee

The election of the Corporation to redeem any Securities shall be evidenced by a Directors' Resolution. In case of any redemption at the election of the Corporation of less than all the Securities of any series, the Corporation shall, at least 60 days prior to the Redemption Date fixed by the Corporation (unless a shorter notice shall be acceptable to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of the Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Corporation shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

10.03    Selection by Trustee of Securities to be Redeemed

If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected, not more than 90 days prior to the Redemption Date, by the Trustee from among the Outstanding Securities of such series (and, if applicable, of the specified tenor) not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for the Securities of such series or any integral multiple thereof) of the principal amount of the Securities of such series of a denomination larger than the minimum authorized denomination for the Securities of such series.

The Trustee shall promptly notify the Corporation in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

10.04    Notice of Redemption


Notice of redemption to the Holders of Registered Securities of any series to be redeemed shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the Redemption Date, to such Holders at their addresses as they shall appear on the Security Register. Notice of redemption to the Holders of Unregistered Securities of any series to be redeemed who have filed their names and addresses with the Trustee shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the Redemption Date, to such Holders at such filed addresses. Notice of redemption to all other Holders of Unregistered Securities of any series shall be given by publication in an Authorized Newspaper in Canada, if required, and, if required, The City of New York, and, if required, the United Kingdom and, if required, Luxembourg, in each case once in each of two successive calendar weeks, the first publication to be not less than 30 days and not more than 60 days prior to the Redemption Date. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of any series designated for redemption in whole or in part, shall not affect the validity of the proceedings for the redemption of any other Security of such series.

All notices of redemption shall state:

                  (a) the Redemption Date;

                  (b) the Redemption Price;

                  (c) the accrued and unpaid interest;

                  (d) if less than all of the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the portions of the principal amounts) of the particular Securities to be redeemed;

                  (e) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after such date;

                  (f) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

                  (g) that the redemption is for a sinking or analogous fund, if such is the case.

Each notice of redemption of Securities to be redeemed at the election of the Corporation shall be given by the Corporation or, at the Corporation's request, by the Trustee in the name and at the expense of the Corporation.

10.05    Deposit of Redemption Price


On or prior to any Redemption Date, the Corporation shall deposit with the Trustee or with a Paying Agent (or, if the Corporation shall be acting as its own Paying Agent, segregate and hold in trust as provided in Section 9.06) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on the Redemption Date.

10.06    Securities Payable on Redemption Date

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Corporation shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest, and the unmatured Coupons, if any, appertaining thereto shall be void. Upon surrender of any such Security for redemption in accordance with such notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Corporation at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.01, instalments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable, in the case of Unregistered Securities with Coupons attached thereto, to the Holders of the Coupons for such interest upon the surrender thereof or, in the case of Registered Securities, to the

Holders of such Registered Securities, registered as such at the close of business on the relevant Regular or Special Record Dates according to their terms and the provisions of Section 3.07.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the same rate specified in such Security as the rate of interest (or Yield to Maturity, in the case of Original Issue Discount Securities).

10.07    Securities Redeemed in Part

Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Corporation at a Place of Payment therefor (with, if the Corporation or the Trustee shall so require in the case of a Registered Security, due endorsement by, or a written instrument of transfer in form satisfactory to the Corporation and the Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing), and the Corporation shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   Article 11


                                  Sinking Funds

11.01    Applicability of Article

The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series, except as otherwise established in accordance with Section 3.01 for the Securities of such series.

The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is in this Section referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is in this Section referred to as an "optional sinking fund payment". The date on which any sinking fund payment is to be made is in this Section referred to as the "sinking fund payment date". If so provided by the terms of the Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 11.02. Each sinking fund payment in respect of the Securities of any series shall be applied to the redemption of the Securities of such series as provided for by the terms of the Securities of such series.

11.02    Satisfaction of Sinking Fund Payments with Securities

In lieu of making all or any part of any mandatory sinking fund payment with respect to the Securities of any series in cash, the Corporation may at its option (i)deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to any mandatory sinking fund payment) by the Corporation or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as foresaid) by the Corporation and delivered to the Trustee for cancellation pursuant to Section 3.09; (ii)receive credit for any optional sinking fund payments (not previously so credited) made pursuant to this Section; or
(iii)receive credit for any Securities of such series (not previously so credited) redeemed by the Corporation through any optional redemption provision contained in the terms of such series. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund therefor and the amount of such mandatory sinking fund payment shall be reduced accordingly.

11.03    Redemption of Securities for Sinking Fund

Not less than 60 days prior to each sinking fund payment date for the Securities of any series, the Corporation will deliver to the Trustee an Officers' Certificate (which need not contain the statements required by Section 1.02)
(i) specifying the portion of the mandatory sinking fund payment due on such sinking fund payment date to be satisfied by the payment of cash and the portion to be satisfied by credit of Securities of such series pursuant to Section 11.02, (ii) stating that none of the Securities of such series to be so credited has theretofore been so credited, and (iii)stating whether or not the Corporation intends to exercise its right to make an optional sinking fund payment on such date with respect to such series and, if so, specifying the amount of such optional sinking fund payment. Any Securities of such series to be so credited and required to be delivered to the Trustee in order for the Corporation to be entitled to credit therefor which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to
Section 3.09 to the Trustee with such Officers' Certificate. Such Officers' Certificate shall be irrevocable, and upon its receipt by the Trustee the Corporation shall become unconditionally obligated to make all the cash payments and other deliveries therein referred to on or before the next succeeding sinking fund payment date. Failure by the Corporation, on or before any such 60th day, to deliver such Officers' Certificate and Securities, if any, shall not constitute a default hereunder, but shall constitute, on and as of such 60th day, the irrevocable election by the Corporation that (i) the mandatory sinking fund payment for the Securities of such series due on the next succeeding sinking fund payment date shall be paid entirely in cash and (ii) the Corporation will make no optional sinking fund payment with respect to the Securities of such series on such date. Not less than 30 days prior to each sinking fund payment date with respect to the Securities of any series, the Trustee shall select the Securities of such series to be redeemed upon such sinking fund payment date in the manner specified in
Section 10.03 (the Trustee's decision as to such selection for redemption being final and binding on all parties) and cause notice of the redemption thereof to be given in the name and at the expense of the Corporation in the manner provided in Section10.04. Such notice of redemption having been duly given, the redemption of the Securities of such series to be redeemed shall be made upon the terms and in the manner stated in Sections 10.05, 10.06 and 10.07.

                                   Article 12

                       Defeasance and Covenant Defeasance

12.01    Corporation's Option to Effect Defeasance

The Corporation may at any time, at its option, by Directors' Resolution elect to have either Section 12.02 or Section 12.03 applied to the outstanding Securities of any series upon compliance with the applicable conditions set forth in this Article Twelve.

12.02    Defeasance and Discharge

Upon the Corporation's exercise of the option provided in Section 12.01 to defease the Securities of a particular series, the Corporation shall be discharged from its obligations with respect to the Securities of such series on the date that the applicable conditions set forth in Section 12.04 shall be satisfied. The term "defeasance" means that the Corporation shall be deemed to have paid and discharged the entire indebtedness represented by the Securities of such series and all Coupons appertaining thereto and to have satisfied all its other obligations under such Securities and Coupons and this Indenture insofar as such Securities and Coupons shall be concerned; and the Trustee, at the expense of the Corporation, shall execute proper instruments acknowledging the same; provided, however, that the following rights, obligations, powers, trusts, duties and immunities shall survive until otherwise terminated or discharged hereunder: (i) the rights of the Holders of the Securities of such series and such Coupons to receive, solely from the trust fund provided for in Section12.04, payments in respect of the principal of (and premium, if any)and interest on such Securities and Coupons when and as such payments shall become due, (ii) the Corporation's obligations with respect to such Securities and Coupons under Sections 3.04, 3.05, 3.06 and 9.05, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder, (iv) the rights and obligations under this Article Twelve and (v) the rights and obligations described in the second paragraph of Section 4.01. Subject to compliance with this Article 12, the Corporation may exercise its option with respect to defeasance under this Section 12.02 notwithstanding the prior exercise of its option with respect to covenant defeasance under Section
12.03 with respect to the Securities of such series.

12.03    Covenant Defeasance

Upon the Corporation's exercise of the option provided in Section 12.01 to obtain a covenant defeasance with respect to the Securities of a particular series, the Corporation shall be released from its obligations under Section 9.01(e) and Article 7 with respect to the Securities of such series on and after the date that the applicable conditions set forth in Section 12.04 shall be satisfied. The term "covenant defeasance" means that, with respect to the Securities of such series, the Corporation may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in
Section 9.01(e) and Article 7, whether directly or indirectly by reason of any reference elsewhere herein to such Section or Article or by reason of any reference in such Section or Article to any other provision herein or in any other document, and such omission to comply shall not constitute an Event of Default under Section 5.01(c) and (d) with respect to the Securities of such series; but the remaining provisions of this Indenture and the other terms of the Securities of such series shall be unaffected thereby.

12.04    Conditions to Defeasance or Covenant Defeasance

The following shall be the conditions to defeasance under Section12.02 and covenant defeasance under Section 12.03 with respect to the Securities of a particular series:

                  (a) The Corporation shall have irrevocably deposited or caused to be deposited with the Trustee as a trust fund in trust for the purpose of making the payments described below, and dedicated solely to, the benefit of the Holders of the Securities of such series: (i)the Required Currency in an amount, or (ii)Government Obligations which, through scheduled payments of principal and interest in respect thereof in accordance with their terms, will assure, not later than one day before the due date of any payment, cash in an amount, or
                  (iii)a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent chartered accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge: (A)the principal of (and premium, if any, on) and each instalment of principal of (and premium, if any) and interest on the Securities of such series and the Coupons appertaining thereto on the Stated Maturity of such principal or instalment of principal or interest; and
                  (B)any mandatory sinking fund payments or analogous payments applicable to the Securities of such series on the dates on which such payments shall become due and payable in accordance with the terms of this Indenture and of such Securities.

                  (b) No Event of Default or event which, with notice or lapse of time or both, would become an Event of Default with respect to the Securities of such Series shall have occurred and be continuing on the date of such deposit or, insofar as Sections 5.01(f), (g), (g.1) and (h) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (c) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Corporation is a party or by which it is bound.

                  (d) Such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any national securities exchange registered under the Securities Exchange Act of 1934 (United States of America), as amended, to be delisted.

                  (e) In the case of a defeasance, the Corporation shall have delivered to the Trustee an Opinion of Counsel to the effect that (A) if the deposit referred to in paragraph (a) above shall include Government Obligations in respect of any government other than the United States of America, such deposit shall not result in such trust constituting an "investment company" under the Investment Company Act of 1940 (United States of America), as amended, and (B)(i) the Corporation has received from the Internal Revenue Service a private letter ruling or there has been published by the Internal Revenue Service a revenue ruling pertaining to a comparable form of transaction, or (ii) since the date of this

                  Indenture, there has been a change in the applicable United States Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Securities of such series then Outstanding and the Coupons appertaining thereto will not recognize income, gain or loss for United States Federal income tax purposes as a result of such defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (f) In the case of a covenant defeasance, the Corporation shall have delivered to the Trustee an Opinion of Counsel to the effect that (A) if the deposit referred to in paragraph
                  (a) above shall include Government Obligations in respect of any government other than the United States of America, such deposit shall not result in such trust constituting an "investment company" under the Investment Company Act of 1940 (United States of America), as amended and (B) the Holders of the Securities of such series then Outstanding and the Coupons appertaining thereto will not recognize income, gain or loss for United States Federal income tax purposes as a result of such covenant defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (f.1) In the case of a defeasance or covenant defeasance, the Corporation shall have delivered to the Trustee an Opinion of Counsel qualified to practice law in Canada or a ruling from Revenue Canada, Taxation to the effect that the Holders of Outstanding Securities will not recognize income, gain or loss for Canadian federal, provincial or territorial income tax or other tax purposes as a result of such defeasance or covenant defeasance, as applicable, and will be subject to Canadian federal, provincial or territorial income tax and other tax on the same amounts, in the same manner and at the same times as would have been the case had such defeasance or covenant defeasance, as the case may be, not occurred (and for the purposes of such opinion, such Canadian counsel shall assume that Holders of the Securities include Holders who are not resident in Canada).

                  (g) The Corporation shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in this Section12.04 relating to either the defeasance under Section12.02 or the covenant defeasance under Section 12.03, as the case may be, have been satisfied.

12.05 Deposited Money and Government Obligations to be Held in Trust; Other Miscellaneous Provisions

Subject to the provisions of the last paragraph of Section9.06, all money and Government Obligations (including the proceeds thereof) deposited with the

Trustee (or other qualifying trustee (collectively, for the purposes of this Section 12.05, the "Trustee")) pursuant to Section 12.04 in respect of the Securities of a particular series then Outstanding and the Coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and Coupons and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Securities and Coupons of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law. The Corporation shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 12.04 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the Holders of the Securities and the Coupons for whose benefit such Government Obligations are held.

Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Corporation from time to time, upon Corporation Request, any money or Government Obligations held by it as provided in Section12.04 which, in the opinion of a nationally recognized firm of independent chartered accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited for the purpose for which such money or Government Obligations were deposited.

                                   Article 13

                               Meetings of Holders

13.01    Purposes for which Meetings May be Called

A meeting of the Holders of the Securities of one or more series may be called at any time and from time to time pursuant to the provisions of this Article for one or more of the following purposes:

                  (a) to give any notice to the Corporation or to the Trustee, to give any directions to the Trustee, to consent to the waiving of any Event of Default hereunder and its consequences or to take any other action authorized to be taken by the Holders of the Securities of such series pursuant to any of the provisions of Article Five;

                  (b) to remove the Trustee and appoint a successor Trustee with respect to the Securities of such series pursuant to the provisions of Article Six;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section
  8.02; or

                  (d) to take any other action required or permitted to be taken by or on behalf of the Holders of any specified percentage of the aggregate principal amount of the Securities of such series under any other provision of this Indenture or under applicable law.

13.02    Convening of Meetings

The Trustee or the Corporation may at any time and from time to time, and the Trustee shall on requisition in writing made by the Corporation or by the Holders of at least 25% of the aggregate principal amount of the Securities of one or more series then Outstanding, convene a meeting of the Holders of the Securities of such series to take any action specified in Section 13.01. In the event of the Trustee failing to convene a meeting within 21 days after the receipt of requisition made as aforesaid, the Corporation or the Holders of at least 25% of the aggregate principal amount of the Securities of such series, as the case may be, may convene such meeting. Every such meeting shall be held at the City of Calgary, Alberta, Canada or at such other place as the Trustee may approve.

13.03    Notice

Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given by the Trustee or, in the event of the Trustee failing to convene a meeting specified in Section 13.02, by the Corporation or such Holders, not less than 21 and not more than 120 days prior to the date fixed for such meeting
(i)if any Unregistered Securities of any affected series are then Outstanding, to the Holders thereof by publication of such notice at least twice in an Authorized Newspaper in such cities as the Trustee (or the Corporation or such Holders, if applicable) shall deem appropriate under the circumstances, (ii)if any Unregistered Securities of any affected series are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee by mailing such notice to such Holders at such addresses and (iii)if any Registered Securities of any affected series are then outstanding, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. A copy of the notice shall be sent by prepaid registered mail to the Trustee unless the meeting has been called by it and to the Corporation unless the meeting has been called by it. A Holder of Securities may waive notice of a meeting either before or after the meeting.

13.04    Persons Entitled to Vote, to be Present and to Speak at Meetings

To be entitled to vote at any meeting of the Holders of the Securities of one or more series, a Person shall be (i)a Holder of one or more Securities of such series or (ii)a Person appointed by an instrument in writing as proxy for a Holder of one or more Securities of such series. The only Persons who shall be entitled to be present or to speak at any such meeting shall be the Persons entitled to vote at such meeting and their Counsel, any representatives of the Trustee and its Counsel and any representatives of the Corporation and its Counsel.


13.05    Determination of Voting Rights; Conduct and Adjournment of Meetings

(1) Notwithstanding any other provision of this Indenture, the Corporation, with the approval of the Trustee, in case it convenes the meeting or the Trustee in any other case may make such reasonable regulations as it may deem advisable for any meeting of the Holders of the Securities of one or more series in regard to
(i)the proof of the holding of the Securities of such series, (ii)the appointment of proxies, (iii)the appointment and duties of inspectors of votes,
(iv)the submission and examination of proxies and other evidence of the right to vote and (v)such other matters concerning the conduct of such meeting as it shall deem necessary or appropriate. Except as otherwise permitted or required by any such regulation, the holding of the Securities of such series and the appointment of any proxy shall be proved in the manner specified in Section 1.04.

(2) The Trustee shall, by an instrument in writing, appoint a chairman and secretary of such meeting, unless the meeting shall have been convened by the Corporation or by Holders as provided in Section 13.02, in which case the Corporation or such Holders, as the case may be, shall in like manner appoint a chairman and secretary.

(3) At any such meeting, each Holder of the Securities of such series or the proxy therefor shall be entitled to one vote for each $1,000 principal amount of the

Securities of such series held or represented by such Holder or proxy; provided, however, that no vote shall be cast or counted at any such meeting in respect of any Security of such series challenged as not Outstanding and ruled by the permanent chairman of such meeting to be not Outstanding. No chairman of such meeting shall have any right to vote thereat, except as a Holder of the Securities of such series or as a proxy therefor.

(4) At any such meeting duly called pursuant to the provisions of Section13.02, the presence of Persons holding or representing Securities of the affected series in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum; but if less than a quorum shall be present, such meeting may be adjourned from time to time by the Holders of a majority in aggregate principal amount of the Securities of such series represented and entitled to vote at such meeting, and any such adjourned meeting may be held without further notice.

13.06    Manner of Voting; Recording of Action

The vote upon any resolution submitted to any meeting of the Holders of the Securities of one or more series shall be by written ballots on which shall be subscribed the signatures of such Holders or their duly authorized proxies and the principal amount or amounts of the Securities represented thereby. The permanent chairman of such meeting shall appoint two inspectors of votes, who shall count all votes cast at such meeting for or against any resolution and shall make and file with the permanent secretary of such meeting their verified written report, in duplicate, of all votes cast at such meeting. A record, in duplicate, of the proceedings of such meeting shall be prepared by the permanent secretary of such meeting, and there shall be attached to such record (i)such report of the inspectors of votes and (ii)affidavits by one or more persons, having knowledge of the facts, setting forth a copy of the notice of such meeting and showing that such notice was given as provided in Section13.02. Such record shall be signed and verified by the affidavits of the permanent chairman and the permanent secretary of such meeting. One of such duplicate records shall be delivered to the Corporation and the other shall be delivered to the Trustee, to be preserved by the Trustee, the latter having attached thereto the ballots voted at such meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

13.07    Instrument in Lieu of Resolution

Notwithstanding the foregoing provisions of this Indenture, any resolution or instrument signed in one or more counterparts by or on behalf of the Holders of the specified percentage of the aggregate principal amount of the Securities of any series shall have the same force and effect as a resolution passed by the Holders of such specified percentage at a meeting of the Holders of Securities of such series.

13.08    Evidence of Instruments of Holders

Any request, direction, notice, consent or other instrument which this Indenture may require or permit to be signed or executed by the Holders of Securities may be in any number of concurrent instruments of similar tenor signed or executed by such Holders.

The Trustee may, in its discretion, require proof of execution in cases where it deems proof desirable and may accept such proof as it shall consider proper.

13.09    Binding Effect of Resolutions

Every resolution passed by the Holders of the specified percentage at a meeting of the Holders of Securities of one or more series held in accordance with the provisions herein contained shall be binding upon all the Holders of Securities of such series, whether present at or absent from such meeting, and every instrument in writing signed by Holders of the specified percentage of Securities of one or more series in accordance with Section 13.07 shall be binding upon all the Holders of Securities of such series, whether signatories thereto or not, and each and every Holder of Securities of such series and the Trustee (subject to the provisions for its indemnity herein contained) shall be bound to give effect thereto accordingly.

13.10    No Delay of Rights

Nothing in this Article contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of the Holders of the Securities of one or more series, or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders of the Securities of

such series under any of the provisions of this Indenture or of the Securities of such series.

In witness whereof the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.



                                  NORCEN ENERGY RESOURCES LIMITED

                                  By: (signed)
                                      ----------------------------------
                                      E.A. Leew
                                      Vice President, Legal & Secretary

                                  By: (signed)
                                      ----------------------------------
                                      Robert J. Waters
                                      Treasurer

                                  (Corporate Seal)

                                  MONTREAL TRUST COMPANY OF CANADA

                                  By: (signed)
                                      ----------------------------------
                                      Bradley Loughton
                                      Senior Corporate Trust Officer

                                  By: (signed)
                                      ----------------------------------
                                      Laura Leong
                                      Corporate Trust Officer

                                  (Corporate Seal)


                                Table of Contents

                                    Article 1

Definitions and Other Provisions of General Application
         1.01     Definitions
         1.02     Compliance Certificates and Opinions
         1.03     Form of Documents Delivered to Trustee
         1.04     Acts of Holders
         1.05     Notices, Etc. to Trustee
         1.06     Notices, Etc. to Corporation
         1.07     Notice to Holders; Waiver
         1.08     Effect of Headings and Table of Contents
         1.09     Successors and Assigns

         1.10     Separability Clause
         1.11     Benefits of Indenture
         1.12     Governing Law
         1.13     Language Clause
         1.14     Legal Holidays
         1.15     Counterparts

         1.16     Securities in a Foreign Currency or in ECU
         1.17     Judgment Currency
         1.18     Agent for Process
         1.19     Exemptions from Individual Liability

                                    Article 2

Security Forms
         2.01     Forms Generally
         2.02     Form of Trustee's Certificate of Authentication

                                    Article 3

The Securities
         3.01     Amount Unlimited; Issuable in Series
         3.02     Execution, Authentication and Delivery
         3.03     Denomination and Date of Securities
         3.04     Temporary Securities
         3.05     Registration, Transfer and Exchange
         3.06     Mutilated, Defaced, Destroyed, Lost and Stolen Securities
         3.07     Payment; Interest Rights Preserved
         3.08     Persons Deemed Owners
         3.09     Cancellation
         3.10     Computation of Interest

                                    Article 4

Satisfaction and Discharge
         4.01     Satisfaction and Discharge of Indenture
         4.02     Application of Trust Money

                                    Article 5

Remedies
         5.01     Event of Default
         5.02     Acceleration of Maturity
         5.03     Waiver of Default
         5.04     Enforcement of Payment of Trustee
         5.05     Trustee May File Proofs of Claim
         5.06     Trustee May Enforce Claims without Possession of Securities
         5.07     Application of Moneys Collected
         5.08     Limitation on Suits
         5.09     Unconditional Right of Holders to Receive Principal,
                    Premium and Interest
         5.10     Restoration of Rights and Remedies
         5.11     Rights and Remedies Cumulative

         5.12     Delay or Omission Not Waiver
         5.13     Control by Holders
         5.14     Waiver of Past Defaults

         5.15     Undertaking for Costs
         5.16     Waiver of Usury, Stay or Extension Laws

                                    Article 6

The Trustee
         6.01     Certain Duties and Responsibilities
         6.02     Certain Rights of Trustee
         6.03     Protection of Trustee
         6.04     Trustee Not Required to Give Security
         6.05     No Person Dealing with Trustee Need Enquire
         6.06     May Hold Securities
         6.07     Moneys Held in Trust
         6.08     Conflict of Interest
         6.09     Corporate Trustee Required; Eligibility
         6.10     Resignation and Removal; Appointment of Successor
         6.11     Acceptance of Appointment by Successor
         6.12     Merger, Consolidation, Amalgamation or Succession to Business
         6.13     Appointment of Authenticating Agent
         6.14     Environmental Indemnity

                                    Article 7

Consolidation, Merger, Amalgamation, Sale Or Transfer
         7.01     Successor Corporation
         7.02     Successor to Possess Powers of the Corporation

                                    Article 8

Supplemental Indentures
         8.01     Supplemental Indentures Without Consent of Holders
         8.02     Supplemental Indentures With Consent of Holders
         8.03     Execution of Supplemental Indentures
         8.04     Effect of Supplemental Indentures
         8.05     Reference in Securities to Supplemental Indentures

                                    Article 9

Covenants of the Corporation
         9.01     General Covenants
         9.02     Trustee May Perform Covenants
         9.03     Certificates of Compliance
         9.04     Financial Statements
         9.05     Maintenance of Office or Agency
         9.06     Money for Securities Payments to Be Held in Trust
         9.07     Maintenance of Corporate Existence
         9.08     Payment of Taxes and Other Claims


                                   Article 10

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Redemption of Securities
         10.01    Applicability of Article
         10.02    Election to Redeem; Notice to Trustee
         10.03    Selection by Trustee of Securities to be Redeemed
         10.04    Notice of Redemption
         10.05    Deposit of Redemption Price
         10.06    Securities Payable on Redemption Date
         10.07    Securities Redeemed in Part

                                   Article 11

Sinking Funds
         11.01    Applicability of Article
         11.02    Satisfaction of Sinking Fund Payments with Securities
         11.03    Redemption of Securities for Sinking Fund

                                   Article 12

Defeasance and Covenant Defeasance
         12.01    Corporation's Option to Effect Defeasance
         12.02    Defeasance and Discharge
         12.03    Covenant Defeasance
         12.04    Conditions to Defeasance or Covenant Defeasance
         12.05 Deposited Money and Government Obligations to be Held in Trust; Other Miscellaneous Provisions

                                   Article 13

Meetings of Holders
         13.01    Purposes for which Meetings May be Called
         13.02    Convening of Meetings
         13.03    Notice
         13.04    Persons Entitled to Vote, to be Present and to Speak
                     at Meetings
         13.05    Determination of Voting Rights; Conduct and Adjournment of
                     Meetings
         13.06    Manner of Voting; Recording of Action
         13.07    Instrument in Lieu of Resolution
         13.08    Evidence of Instruments of Holders
         13.09    Binding Effect of Resolutions
         13.10    No Delay of Rights